UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

_________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

CONSUMER PORTFOLIO SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

CONSUMER PORTFOLIO SERVICES, INC.

3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169

Phone: 949-753-6800

The annual meeting of the shareholders of Consumer Portfolio Services, Inc. (the “Company”) will be held at 10:00 a.m., local time, on Wednesday, November 19, 2025, at the Company’s Nevada office at 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169, for the following purposes:

1.	To elect directors named in the accompanying proxy statement to the Company’s Board of Directors each for a one-year term.

2.	To ratify the appointment of Crowe LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

3.	To approve an advisory resolution on named executive officer compensation.

4.	To approve the Company’s 2025 Equity Incentive Plan.

5.	To vote on an advisory resolution as to the frequency of future advisory votes on named executive officer compensation.

Shareholders will also transact such other business as may properly come before the Company’s 2025 annual meeting of shareholders. Only shareholders of record at the close of business on Thursday, October 23, 2025 are entitled to notice of and to vote at the meeting.

Whether or not you expect to attend the meeting in person, please complete, date, and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time and, if you attend the meeting in person, your executed proxy will be returned to you upon request.

By Order of the Board of Directors

Brian Rayhill, Secretary

Dated: October 28, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 19, 2025.

The Proxy Statement and Annual Report to Shareholders for the fiscal year ended December 31, 2024 are available at www.consumerportfolio.com/AnnualMeeting2025.html.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE PRE-ADDRESSED RETURN ENVELOPE PROVIDED. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT.

CONSUMER PORTFOLIO SERVICES, INC.

3800 Howard Hughes Parkway, Suite 1400

Las Vegas, Nevada 89169

949-753-6800

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 19, 2025

__________

INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Consumer Portfolio Services, Inc. (the “Company” or “CPS”) for use at the annual meeting of the shareholders and any adjournments or postponements thereof (the “Annual Meeting”) scheduled to be held at 10:00 A.M. local time on Wednesday, November 19, 2025 at the Company’s office at 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169.

All shares represented by properly executed proxies received in time will be voted at the Annual Meeting and, where the manner of voting is specified on the proxy, will be voted in accordance with such specifications. Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice of revocation to the Secretary of the Company.

The Board has fixed the close of business on Thursday, October 23, 2025, as the record date (“Record Date”) for determining the holders of outstanding shares of the Company’s Common Stock, without par value (“CPS Common Stock”) entitled to notice of, and to vote at the Annual Meeting. On that date, there were 22,071,046 shares of CPS Common Stock issued and outstanding. Each such share of CPS Common Stock is entitled to one vote on all matters to be voted upon at the meeting, except that holders of CPS Common Stock have the right to cumulative voting in the election of directors, as described herein under the heading “Voting of Shares.”

The notice of the Annual Meeting, this proxy statement and the form of proxy are first being mailed to shareholders of the Company on or about October 30, 2025. The Company will pay the expenses incurred in connection with the solicitation of proxies. The proxies are being solicited principally by mail. In addition, directors, officers and regular employees of the Company may solicit proxies personally or by telephone, for which they will receive no payment other than their regular compensation. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of CPS Common Stock and will reimburse such persons for their expenses so incurred.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q: WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING IT?

A: You are receiving this proxy statement in connection with an annual meeting of shareholders called by our Board in connection with soliciting shareholder votes for the purpose of (i) electing directors named in this proxy to the Board, each for a one-year term; (ii) ratifying the appointment of Crowe LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025; (iii) approving an advisory resolution on named executive officer compensation; (iv) approving the Company’s 2025 Equity Incentive Plan; and (v) voting on an advisory resolution as to the frequency of future advisory votes on named executive officer compensation, in each case, as more fully described in this proxy statement. Shareholders may also transact such other business as may properly come before the Annual Meeting. You have been sent this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the Annual Meeting called for the purpose of voting on the foregoing matters.

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Q: WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executive officers, and certain other required information.

Q: WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A: The Board has fixed the close of business on October 23, 2025, as the Record Date for determining the holders of outstanding shares of CPS Common Stock entitled to notice of, and to vote at the Annual Meeting. On that date, there were 22,071,046 shares of CPS Common Stock issued and outstanding. Each such share of CPS Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting, except that holders of CPS Common Stock have the right to cumulative voting in the election of directors, as described in this proxy statement under the heading “Voting of Shares.” In order to approve each proposal, a quorum (a majority of outstanding shares of CPS Common Stock) must be present and (other than with respect to election of directors and the frequency of future advisory votes on named executive officer compensation) a majority of all of the votes cast on the proposal at the Annual Meeting must be cast in favor of the proposal, which favorable votes cast must exceed 25% of the outstanding shares. Directors are elected by plurality vote. For the frequency of future advisory votes on executive compensation, the option that receives the highest number of votes cast will be considered the advisory vote by the shareholders. Abstentions and broker non-votes will not be counted as “votes cast” and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

Q: HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: Our Board recommends that you vote

• “FOR” each of the nine nominees for election as directors (Proposal One)

• “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025 (Proposal Two)

• “FOR” the approval, on an advisory basis, of named executive officer compensation (Proposal Three)

• “FOR” the approval of the Company’s 2025 Equity Incentive Plan (Proposal Four)

• “1 YEAR”, on an advisory basis, as to the frequency of future advisory votes on named executive officer compensation (Proposal Five)

Q: HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A: If you own your shares in your own name, you may vote on the proposals presented in this proxy statement, whether or not you plan to attend the Annual Meeting, by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope. It is important that you vote your shares whether or not you attend the Annual Meeting in person. Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted “FOR” the election of the nominees for director named herein; “FOR” the ratification of the appointment of Crowe LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025; “FOR” the approval, on an advisory basis, of named executive officer compensation; “FOR” the approval of the Company’s 2025 Equity Incentive Plan; “1 YEAR”, on an advisory basis, as to the frequency of future advisory votes on named executive officer compensation, and such proxy will also be deemed to grant discretionary authority to vote upon any other matters properly coming before the Annual Meeting.

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Q: HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A: If your shares are held in “street name” through a broker, bank or other nominee, under certain circumstances the nominee may vote your shares. Brokers, banks, or other nominees have authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The ratification of an accounting firm is an example of a routine matter. If you do not provide voting instructions to your brokers, banks, or other nominees, the broker, bank, or other nominee may either: (1) vote your shares on routine matters, or (2) leave your shares unvoted. We encourage you to provide instructions to your broker, bank, or other nominee by signing and returning your voting instruction card provided by such broker, bank, or other nominee. This ensures your shares will be voted at the Annual Meeting. When a broker, bank, or other nominee votes its customers’ unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the Annual Meeting and determining the outcome of the vote on routine matters.

Q: CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A: Yes. Any shareholder who executes and returns a proxy may revoke it at any time prior to the voting of the proxy by giving written notice to the Secretary of the Company, by executing a later-dated proxy, or by attending the meeting and giving oral notice of revocation to the Secretary of the Company. If your shares are held in “street name” through a broker, bank or other nominee, please contact them for information on how to revoke your voting instructions.

Q: CAN I VOTE MY SHARES IN PERSON?

A: Yes. The Annual Meeting is open to all holders of CPS Common Stock as of the Record Date. To vote in person, you will need to attend the Annual Meeting and bring with you evidence of your stock ownership. If your shares are registered directly in your name, you will need to bring valid government-issued identification. If your shares are held in the name of your broker, bank or another nominee, you will need to obtain and bring with you a “legal proxy” from your broker, bank or nominee, and bring evidence of your stock ownership, together with valid identification.

Q: DO I HAVE DISSENTERS’ RIGHTS?

A: No. There are no “dissenters’ rights” applicable to any of the proposals presented in this proxy statement.

Q: WHO IS PAYING FOR THIS PROXY SOLICITATION?

A: Our Board is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and regular employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

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PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Nominations

The individuals named below have been nominated for election as directors of the Company at the Annual Meeting, and each has consented to be named in this proxy statement and agreed to serve as a director if elected. Except as described elsewhere in this proxy statement, there are no family relationships among any of our directors, director nominees or executive officers. Except as described elsewhere in this proxy statement, there are no arrangements or understandings between any of our directors or executive officers and any other person pursuant to which any person was selected as a director or executive officer. Except as described elsewhere in this proxy statement, none of our directors, director nominees, executive officers or any of their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than elections to office. There are no material proceedings in which any of our directors, executive officers or affiliates of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

The Board is elected annually. Each director serves until the next annual meeting of shareholders and until his or her successors is duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. The names of the nominees, their principal occupations, and certain other information regarding them are set forth below.

Charles E. Bradley, Jr., 65, has been the Company’s Chief Executive Officer since January 1992, a director since the Company’s formation in March 1991, and was elected Chairman of the Board in July 2001. Prior to that he was President of the Company from March 1991 to December 2022. From April 1989 to November 1990, he served as Chief Operating Officer of Barnard and Company, a private investment firm. From September 1987 to March 1989, Mr. Bradley was an associate of The Harding Group, a private investment banking firm. Having been with the Company since its inception, Mr. Bradley brings comprehensive knowledge of the Company’s business, structure, history and culture to the Board and the Chairman position.

Stephen H. Deckoff, 59, has been a director of the Company since August 2022. Mr. Deckoff has been the Managing Principal of Black Diamond Capital Management, L.L.C. (“Black Diamond”), a privately held alternative asset management firm, since its founding in 1995. In that capacity, he is responsible for all portfolio management and business operations. Prior to 1995, Mr. Deckoff was a Senior Vice President of Kidder, Peabody & Co. Inc. (“Kidder”) and head of its Structured Finance Group. Prior to joining Kidder, Mr. Deckoff was a Managing Director in the Structured Finance Group at Bear Stearns & Co. (“Bear Stearns”), Inc. Before joining Bear Stearns, Mr. Deckoff worked in the Structured Finance Department of Chemical Securities, Inc. and the Fixed Income Research Department at Drexel Burnham Lambert. In June 2023, Mr. Deckoff joined the Board of KVH Industries, Inc., a publicly traded company providing connectivity solutions to primarily maritime customers globally. Mr. Deckoff brings to the Board his extensive financial experience and expertise.

Louis M. Grasso, 79, has been a director of the Company since October 2019. Mr. Grasso was the founder and majority owner of PFC Corporation (“PFC”) until his retirement in November 2011, upon sale of PFC’s portfolio of assets to Capstone Realty Advisors. Over a period of 35 years, PFC Corporation originated over $1.8 billion of mortgage loans, and issued $1.8 billion of mortgage-backed securities. He brings to the Board knowledge and experience bearing in particular on the Company’s strategies for meeting its capital requirements, and broad organizational and management skills.

William W. Grounds, 69, has been a director of the Company since December 2021. From 2008 to 2021, he was the President and COO of Infinity World Development Corp., which is a subsidiary of a sovereign wealth fund in the United Arab Emirates. The principal business of Infinity World Development Corp was a $5 billion investment in the CityCenter mixed use integrated resort property located in Las Vegas, Nevada. Mr. Grounds served on the board of MGM Resorts International, a publicly traded hospitality and entertainment company, from 2013 to 2021 and of Remark Holdings Inc., a technology company, from 2013 to 2019. Mr. Grounds joined the Board of PointsBet Holdings Limited, an Australian sports wagering operator and iGaming provider, in December 2022. In June 2023, Mr. Grounds was appointed to the Board of the GCGRA, the national gaming regulator of the UAE. During his career he has held senior executive positions in major real estate private equity investment, development and construction entities. Mr. Grounds brings to the Board experience as a director of publicly-traded companies, and skills in investment and general management.

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Brian J. Rayhill, 62, has been a director of the Company since August 2006. Mr. Rayhill has been a practicing attorney in New York State since 1988 and the managing attorney of the Law Office of Brian Rayhill since 2017. An experienced advocate, counselor and litigator, Mr. Rayhill brings legal knowledge and perspective to the Company’s Board.

William B. Roberts, 88, has been a director of the Company since its formation in March 1991. From 1981 until his retirement at the end of 2020, he was the President of Monmouth Capital Corp., an investment firm that specialized in management buyouts. Having spent decades in the business of finance, Mr. Roberts brings to the Company’s Board his perspective and judgment regarding means of financing its business.

James E. Walker III, 63, has been a director of the Company since August 2022. Mr. Walker is President and Senior Managing Director of Black Diamond Capital Management, where he oversees general management, drives strategic growth, and identifies new investment opportunities. A co-founder of Black Diamond in 1996, Mr. Walker rejoined the firm as President in September 2023, bringing extensive leadership and investment experience. Prior to his return to Black Diamond, Mr. Walker served as Managing Partner of Partner of Vinson Ventures, LLC, a boutique investment firm. From 2008 until 2017, Mr. Walker was a Managing Partner at Fir Tree Partners, where he co-founded the firm’s distressed real estate funds and chaired the Risk Committee. Following his tenure at Fir Tree, he was a Strategic Partner at Jadian Capital, an alternative investment firm from 2017 to 2021. Throughout his career, Mr. Walker has held numerous board positions. Since November 2017, he has been a board member of Starwood Real Estate Trust, a private real estate investment firm. In June 2023, Mr. Walker joined the board of Emeco, an Australian mining equipment rental company. He was previously on the board of Clarus Corporation, a global company catering to outdoor and consumer enthusiast markets. Mr. Walker began his career in investment banking at Kidder Peabody and Bear Stearns. Mr. Walker brings to the Board his extensive investment management experience.

Gregory S. Washer, 64, has been a director of the Company since June 2007. He was the President and owner of Clean Fun Promotional Marketing (“Clean Fun”), a promotional marketing company, from its founding in 1986 through its sale in September 2014. He continued to act as a consultant to Clean Fun through August 2017, and is now retired. Mr. Washer contributes to the Board significant organizational and operational management skills, combined with a wealth of experience in promotion and marketing of services.

Daniel S. Wood, 66, has been a director of the Company since July 2001. Mr. Wood was President of Carclo Technical Plastics (“Carclo”), a manufacturer of custom injection moldings, from September 2000 until his retirement in April 2007. Previously, from 1988 to September 2000, he was the Chief Operating Officer and co-owner of Carrera Corporation, the predecessor to the business of Carclo. As President of Carclo, Mr. Wood was responsible for the overall operation of that company and for the quality and integrity of its financial statements. He brings to the Board the knowledge and perspective useful in evaluating the Company’s financial statements, and broad organizational and management skills.

Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating Committee. Each of these three committees operates under a written charter, adopted by the Board. The charters are available on the Company’s website, https://ir.consumerportfolio.com/corporate-governance. The Board has concluded that each member of these three committees (and every director other than Mr. Bradley, the Company’s chief executive officer), is independent in accordance with the director independence standards prescribed by Nasdaq, and has determined that none of them have a material relationship with the Company that would impair their independence from management or otherwise compromise the ability to act as an independent director.

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Audit Committee Report

The Audit Committee has (i) reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2024 with the Company’s management; (ii) discussed with Crowe LLP (“Crowe”), the Company’s independent auditors for the fiscal year ended December 31, 2024, the matters required to be discussed by the applicable requirements as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”), and (iii) received the written disclosures and the letter from Crowe required by applicable requirements of the PCAOB regarding Crowe’s communications with the Audit Committee concerning its independence, and discussed with Crowe its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2024 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024.

The Audit Committee

Brian J. Rayhill (chairman), Louis M. Grasso, Gregory S. Washer, Daniel S. Wood

The Board has determined that each Audit Committee member is independent as defined under Nasdaq Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The Audit Committee is empowered by the Board to review the financial books and records of the Company in consultation with the Company’s accounting and auditing staff and its independent auditors and to review with the accounting staff and independent auditors any questions that may arise with respect to accounting and auditing policy and procedure.

The Board has further determined that Mr. Wood has the qualifications and experience necessary to serve as an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K promulgated by the SEC. Mr. Wood, as president of Carclo, was responsible for the preparation and evaluation of the audited financial statements of that company.

The members of the Compensation Committee are Mr. Wood (chairman), Mr. Grounds, and Mr. Roberts. The Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee makes determinations as to general levels of compensation for all employees of the Company and the annual salary of each of the executive officers of the Company, and administers the Company’s compensation plans. Those plans include the Company’s Executive Management Bonus Plan and the CPS 2006 Long-Term Equity Incentive Plan, and will include the Company’s 2025 Equity Incentive Plan, if approved by the shareholders.

The members of the Nominating Committee are Mr. Washer (chairman), Mr. Grounds, and Mr. Rayhill. The Board has determined that each member of the Nominating Committee is independent under the Nasdaq listing standards.  Nominations for Board positions are made on behalf of the Board by the Nominating Committee. The Board and the Nominating Committee believe that it is and remains appropriate to operate without a formal policy with regard to any director candidates who may in the future be recommended by shareholders. The Nominating Committee would consider such recommendations.

When considering a potential nominee, the Nominating Committee considers the benefits to the Company of such nomination, based on the nominee’s skills and experience related to managing a significant business, the willingness and ability of the nominee to serve, and the nominee’s character and reputation. The Company does not have a policy regarding the consideration of diversity in identifying nominees for director.

Shareholders who wish to suggest individuals for possible future consideration for Board positions should direct written correspondence to the Secretary of the Company at the Company’s principal executive office, indicating whether the shareholder wishes to communicate with the Nominating Committee or with the Board as a whole. The present policy of the Company is to forward all such correspondence to the designated members of the Board. There have been no changes in the procedures regarding shareholder recommendations in the past year.

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Shareholder Communications

Shareholders may send communications to the Board. Shareholders who wish to communicate with the Board should direct written correspondence to the Secretary of the Company at the Company’s principal executive office. The present policy of the Company is to forward all such correspondence to the designated members of the Board.

Meetings of the Board

The Board held four meetings during 2024. The Audit Committee met five times during 2024, including at least one meeting per quarter to review the Company’s financial statements, while the Compensation Committee met one time during 2024. The Nominating Committee met once during 2024. Each director attended at least 75% of the meetings of the Board and its committees that such individual was eligible to attend in 2024, except that Mr. Roberts attended less than 75% of the Board and committee meetings he was eligible to attend in 2024. The Company does not have a policy of encouraging directors to attend or discouraging directors from attending its annual meetings of shareholders. The Chairman and Chief Executive Officer, and no other directors, attended last year’s annual meeting of shareholders.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES ABOVE.

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PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has appointed the accounting firm of Crowe to be the Company’s independent auditors for the year ending December 31, 2025. Crowe also performed the audit of the Company’s financial statements for the years ended December 31, 2008 through 2024.

A proposal to ratify the Audit Committee’s appointment of Crowe will be presented to shareholders at the Annual Meeting. If the shareholders do not ratify the selection of Crowe at the Annual Meeting, the Audit Committee will consider selecting another firm of independent public accountants. Representatives of Crowe are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders in attendance.

Fees Paid to Auditors

The following table sets forth the fees accrued or paid to the Company’s independent registered public accounting firms for the years ended December 31, 2024 and 2023. Crowe has served as the Company’s independent registered public accounting firm since February 2009, and has reported on the Company’s financial statements for the years ended December 31, 2008 through 2024.

Audit and Non-Audit Fees	2023	2024
Audit Fees (1)	$960,000	$1,000,000
Audit-Related Fees (2)	240,850	169,300
Tax Fees (3)	296,000	304,000
All Other Fees	–	–
TOTAL	$1,496,850	$1,473,300

(1)	Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-related fees comprise fees for professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

(3)	The 2023 and 2024 tax fees represent services rendered in connection with preparation of state and federal tax returns for the Company and its subsidiaries.

Audit Committee Supervision of Principal Accountant

The Audit Committee acts pursuant to a written charter adopted by the Board. Pursuant to the Audit Committee Charter, the Audit Committee pre-approves the audit and permitted non-audit fees to be paid to the independent auditor, and authorizes on behalf of the Company the payment of such fees, or refuses such authorization. The Audit Committee is also empowered to delegate such authority to one or more of its members. The Audit Committee has delegated to its chairman the authority to approve performance of services on an interim basis. In the fiscal years ended December 31, 2024 and December 31, 2023, all services for which audit fees or non-audit fees were paid were preapproved by the Audit Committee as a whole, or pursuant to such delegated authority.

In the course of its meetings, the Audit Committee has considered whether the provision of the non-audit fees outlined above is compatible with maintaining the independence of the audit firm, and has concluded that such independence is not and was not impaired.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CROWE.

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PROPOSAL NO. 3 – NON-BINDING VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) enable the shareholders to vote to approve, on an advisory or non-binding basis, the compensation of the Company’s named executive officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement, below. This proposal, commonly known as a “say-on-pay” proposal, gives the shareholders the opportunity to express their views on the Company’s named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. The Company’s current policy is to seek such say-on-pay votes annually, at every regular meeting of shareholders.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The say-on-pay vote will, however, provide information to the Board and the Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board and its Compensation Committee value the opinions of the shareholders; accordingly, to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will consider the shareholders’ concerns and evaluate whether any actions are necessary to address those concerns.

Summary of 2024 Executive Compensation Program

Following is a summary of some of the key points of our 2024 executive compensation program:

•	It is simple, comprising generally of base salary, an annual cash bonus pursuant to an incentive plan, and long-term equity incentives in the form of stock options.

•	The Compensation Committee controls all portions of the compensation payable to executive officers.

•	The Compensation Committee has from time to time exercised its discretion to reduce cash incentives otherwise payable under the bonus plan.

See the “Executive Compensation” section, below, for more information.

We believe that the information provided above and within the “Executive Compensation” section of this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our shareholders’ interests to support long-term value creation. We also believe the compensation paid to our executive officers during 2024 was appropriate in light of our financial performance.

Accordingly, we ask that our shareholders vote “FOR” the following resolution, which will be presented at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the other related disclosure.”

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING NAMED EXECUTIVE OFFICER COMPENSATION.

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PROPOSAL NO. 4 – APPROVAL OF THE CONSUMER PORTFOLIO SERVICES, INC. 2025 EQUITY INCENTIVE PLAN

The Company’s 2006 Long-Term Equity Incentive Plan (the “2006 Equity Plan”) will terminate on April 27, 2026 and no equity awards may be granted thereafter under such plan. Accordingly, upon the recommendation of the Compensation Committee, the Board adopted the Consumer Portfolio Services, Inc. 2025 Equity Incentive Plan (the “2025 Equity Plan”), subject to the approval of the Company’s shareholders.

The Board believes that it is in the best interests of the Company and its shareholders for the Company to be able to continue to offer equity awards to employees (including officers and directors who are also employees), non-employee directors, consultants and advisors of the Company and its Subsidiaries (each a “Participant” and collectively the “Participants”). The Board believes that equity awards are essential to attract and retain the most talented personnel available for positions of substantial responsibility, and to promote the growth and success of the Company’s business by (i) aligning the long-term interests of Participants with those of the Company’s shareholders and (ii) providing both rewards for exceptional performance and long-term incentives for future contributions to the Company and its Subsidiaries.

If the 2025 Equity Plan is not approved and we are then unable to offer equity awards as a component of compensation for Participants after April 27, 2026, we will be at a disadvantage relative to other companies that will be able to offer more attractive and broad-based compensation packages. In such a case, we would expect to have to utilize a significant portion of additional cash compensation to provide appropriate attraction, retention and motivation incentives, which would reduce our available cash for other business needs, and therefore adversely impact our growth strategy and competitiveness. Therefore, the Board recommends that the Company’s shareholders approve the 2025 Equity Plan.

The full text of the proposed 2025 Equity Plan is set forth on Appendix A to this proxy statement. The material features of the 2025 Equity Plan are summarized below, but each shareholder should review the 2025 Equity Plan itself for a full understanding of its contents. Capitalized terms used and not defined in this proposal have the meaning set forth in the 2025 Equity Plan. If our shareholders approve the 2025 Equity Plan, a registration statement on Form S-8 covering certain shares of Common Stock available for issuance will be filed with the SEC.

REASONS TO VOTE FOR THE 2025 EQUITY PLAN

̶	Equity awards are an important component of our compensation program, which allow us to attract and retain the most talented personnel available for positions of substantial responsibility in a competitive market.
̶	A reasonable number of shares will be available for grant under the 2025 Equity Plan.
̶	We have used our equity plans responsibly.
̶	The 2025 Equity Plan includes reasonable compensation and governance practices that are aligned with similarly situated companies.

Requested Shares

As of the Record Date, we had 1,501,330 shares of Common Stock remaining available for grant under the 2006 Equity Plan. As of the Record Date, outstanding stock options under the 2006 Equity Plan covered 6,227,631 shares of Common Stock, which represented approximately 28.2% of our outstanding shares of Common Stock as of the Record Date. As of the effective date of the 2025 Equity Plan (the “Effective Date”), no additional shares will be granted under the 2006 Equity Plan and any shares of Common Stock remaining available for grant under the 2006 Equity Plan will be included in the Share Limit (as defined below) for the 2025 Equity Plan.

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The number of shares of Common Stock that may be issued pursuant to stock options and other equity awards under the 2025 Equity Plan is: (i) 4,501,330 shares of Common Stock, plus (ii) shares of Common Stock subject to outstanding stock options under the 2006 Equity Plan as of the Effective Date that, after such Effective Date, are forfeited, surrendered, terminated (other than by exercise), cancelled, lapsed or reacquired by the Company prior to vesting, without the delivery of any shares of Common Stock in accordance with the terms of the 2006 Equity Plan, and otherwise comply with the share recycling provisions of the 2006 Equity Plan and the 2025 Equity Plan (the “Share Limit”). If shareholders approve the 2025 Equity Plan, our Share Limit will be increased by approximately 3,000,000 shares of Common Stock relative to the current share limit in effect for our 2006 Equity Plan, representing approximately 13.6% of our outstanding shares of Common Stock as of the Record Date. Based on our current forecasts related to future stock options and other equity awards and forfeitures and cancellations, we expect that the proposed Share Limit under the 2025 Equity Plan would be sufficient to cover expected stock options and other equity awards for approximately three years, subject to material changes in business conditions or our compensation programs, our ability to hire and retain key Participants, and retention considerations based on the value of outstanding stock options. Since the 2025 Equity Plan does not include an evergreen provision, we will be required to seek shareholder approval for future increases in our Share Limit. See “Overhang and Burn Rate” below for more information.

To determine the proposed Share Limit, the Compensation Committee, along with Company’s management, considered:

̶	The number of shares of Common Stock needed to make equity awards over the next three years based on our current stock price and future potential stock prices.
̶	Total projected overhang and dilution from the 2025 Equity Plan.
̶	Equity plan provisions aligned with similarly situated companies and broad market practices.

We expect that the Share Limit would allow us to continue our planned stock option or other equity award practices in the future and to be able to support our planned growth, address market competition and react to stock price fluctuations in granting future stock options and other equity awards. Accordingly, our Board believes that the proposed Share Limit is reasonable and prudent.

Overhang and Burn Rate

When approving the 2025 Equity Plan, the Board considered our overhang and the burn rate with respect to the stock options that have been granted historically.

Overhang is equal to the total number of stock options outstanding, plus the total number of shares available for grant under our 2006 Equity Plan, divided by the sum of the total number of shares of Common Stock issued and outstanding, the number of stock options outstanding and the total number of shares available for grant under our 2006 Equity Plan. The following table sets forth information regarding outstanding stock options granted, as of the Record Date, under our existing 2006 Equity Plan, which will terminate on April 27, 2026, and our overhang as of such date:

Total shares underlying outstanding stock options	6,227,631
Weighted-average exercise price of outstanding stock options	$6.43 per share
Weighted average remaining contractual life of outstanding stock options	3.41 years
Total shares available for grant under the 2006 Equity Plan as of the Record Date	1,501,330
Total shares available for grant under the 2006 Equity Plan as of the Record Date, as a percentage of outstanding shares of Common Stock	6.8%

Based on the number of outstanding stock options as of the Record Date under our existing 2006 Equity Incentive Plan, our overhang would be 25.9% after taking into account the expiration of the 2006 Equity Plan in April 2026 and the additional shares authorized for issuance under the 2025 Equity Plan. We will not grant any new awards under the 2006 Equity Incentive Plan between the Record Date and the Effective Date. If any shares are issued, they will be subtracted from the new plan reserve.

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The burn rate is equal to the total number of Awards granted in a calendar year divided by the weighted average number of shares of Common Stock outstanding during the year. The following table provides data on our burn rate under the 2006 Equity Plan for the last three calendar years and the three-year average burn rate:

Fiscal Year Ending	Options Granted	Total Granted	Weighted Avg # of Common Shares Outstanding	Burn Rate (%)
31 December 2024	–	–	21,432,698	0.0%
31 December 2023	–	–	21,174,856	0.0%
31 December 2022	1,710,000	1,710,000	20,131,323	8.5%
3-Year Average				2.8%

Summary of the 2025 Equity Plan

ADMINISTRATION

The 2025 Equity Plan authorizes a “Committee” (currently the Compensation Committee) to interpret the 2025 Equity Plan, to promulgate, amend and rescind rules and regulations relating to the 2025 Equity Plan and to make all other determinations necessary or advisable for its administration. The Committee may delegate all or a portion of its powers, authority and obligations under the 2025 Equity Plan to (i) one or more separate committees consisting of members of the Compensation Committee or other members of the Board who are Eligible Directors or (ii) officers of the Company, to the extent permitted under applicable law and the listing standards of the national securities exchange upon which shares of our Common Stock are listed.

The 2025 Equity Plan provides that members of the Committee and any employee of the Company or a Subsidiary to whom authority or administrative responsibilities has been delegated will not be liable for any action or determination made in good faith with respect to the 2025 Equity Plan. In addition, under the 2025 Equity Plan, the Company has agreed to indemnify the Committee members for reasonable expenses incurred in connection with the defense of any action, suit or proceeding involving any action taken or a failure to act with respect to the 2025 Equity Plan.

PARTICIPANTS

The Committee determines those eligible Participants or classes of Participants to be granted Awards, the type of Awards and the amounts, terms and conditions of the Awards. As of the Record Date, the Company has approximately 900 employees and eight non-employee directors, all of whom are eligible to participate in the 2025 Equity Plan, however based on past practice and present policy, it would be reasonable to expect that it will be the Company’s officer employees (27 individuals) and its eight non-employee directors who will receive awards under the 2025 Equity Plan. As of the Record Date, approximately 37 Participants held outstanding Awards.

SHARE LIMIT

Subject to adjustment as described below, the Share Limit under the 2025 Equity Plan will not exceed in the aggregate (i) 4,501,330 shares of Common Stock, plus (ii) shares of Common Stock subject to outstanding Awards under the 2006 Equity Plan (as of the Effective Date) that, after such Effective Date, are forfeited, surrendered, terminated (other than by exercise), cancelled, lapsed or reacquired by the Company prior to vesting, without the delivery of any shares of Common Stock, and otherwise comply with the recycling provisions of the 2006 Equity Plan and 2025 Equity Plan.

Awards issued under the 2025 Equity Plan will count against the Share Limit on the date of grant as one share of Common Stock for each share of Common Stock covered by such Awards.

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If any shares of Common Stock covered by an Award are not purchased and are forfeited, cancelled, reacquired by the Company prior to vesting or expired or if an Award otherwise expires or terminates without delivery of Common Stock subject to such Award, then the related number of shares of Common Stock will not be counted against the Share Limit and will again be available for making Awards under the 2025 Equity Plan after such event in an amount corresponding to the reduction in the Share Limit previously made with respect to such Awards. Notwithstanding the foregoing, the following will not be added back to the Share Limit: (x) shares of Common Stock tendered to, or withheld by, the Company as full or partial payment of the exercise price and strike price of Stock Options and SARs, respectively; (ii) shares of Common Stock reserved for issuance upon the grant of SARs, to the extent that the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon the exercise of the SARs; (iii) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the exercise of, or upon the lapse of restrictions on or settlement of, an Award; and (iv) shares of Common Stock repurchased on the open market with the proceeds of a Stock Option exercise.

STOCK DIVIDENDS, DISTRIBUTIONS, STOCK SPLITS, RECAPITALIZATIONS, AND SIMILAR EVENTS

In the event that the Committee determines that, as a result of any stock dividends, extraordinary dividends or distributions (whether in cash, shares, or other property, other than a regular cash dividend), stock splits, recapitalizations, mergers, consolidations, split-up, spin-off, combinations, exchanges of shares or reorganizations of or by the Company, an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2025 Equity Plan, then the Committee will adjust equitably any or all of: (i) the number of shares of Common Stock with respect to each outstanding Award; (ii) the exercise price per share with respect to outstanding Stock Options; (iii) the strike price with respect to outstanding SARs; and (iv) the Share Limit in aggregate and to an individual Participant during the term of the 2025 Equity Plan. The adjusted Awards will be subject to the same restrictions and conditions applicable to the original Award.

AWARDS

Awards granted under the 2025 Equity Plan will be evidenced by an Award Agreement, which will be in accordance with the 2025 Equity Plan and may include such additional provisions and restrictions as determined by the Committee; provided that such additional provisions and restrictions do not violate the terms of the 2025 Equity Plan. Subject to the terms of the 2025 Equity Plan, the Committee may grant a Participant one or more of the following Awards and any combination thereof:

Stock Options and Stock Appreciation Rights (“SARs”)

The Committee in its discretion may grant either Stock Options meeting the definition of incentive stock options under Section 422 of the Code (“Incentive Stock Options”) or nonqualified stock options not meeting such definition (“Nonqualified Stock Options”), or any combination thereof. Incentive Stock Options may only be granted to an Employee of the Company or any Subsidiary.

The exercise price for Incentive Stock Options may not be less than 100% (110% for a Participant owning 10% or more of the total combined voting stock of the Company or any parent or Subsidiary) of the Fair Market Value of the Common Stock on the grant date. The exercise price for Nonqualified Stock Options may not be less than 100% of the Fair Market Value of the Common Stock on the grant date.

No Incentive Stock Option may be granted under the 2025 Equity Plan to any one Participant which would result in the aggregate Fair Market Value of underlying Common Stock with respect to which Incentive Stock Options first become exercisable by such Participant in any calendar year exceeding $100,000.

Unless otherwise provided in an Award Agreement or other employment agreement, the unvested portion of a Participant’s Stock Option will cease vesting and be canceled immediately upon the termination of the Participant’s Active Status and the Participant will immediately forfeit without any consideration or any rights with respect to the unvested portion of such Stock Option.

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At the time of exercise in whole or in part of any Stock Option, the price for the exercise of Stock Options must be paid in cash for the shares so purchased or, in the discretion of and subject to such conditions as may be established by the Committee, payment of the exercise price in whole or in part also may be made: (i) in Common Stock held by the Participant for the shares of Common Stock so purchased; (ii) by the Company retaining from the shares of Common Stock to be delivered upon exercise of the Stock Option that number of shares of Common Stock having a Fair Market Value on the exercise date equal to the exercise price of the shares of Common Stock so purchased; (iii) by irrevocable instructions to a stock broker to promptly deliver to the Company payment of the exercise price of the shares of Common Stock so purchased from the proceeds of the stock broker’s sale of, or loan against, all or some of such shares (a “Regulation T Stock Option Exercise”); or (iv) in such other manner as the Committee determines is appropriate.

SARs may be granted in conjunction with or independent of any Stock Option granted under the 2025 Equity Plan. A SAR granted in conjunction with a Stock Option may either be an alternative right or an additional right. The exercise of a SAR granted as an alternative right will terminate the Stock Option to the extent of the number of shares with respect to which the SAR is exercised and vice versa. For SARs granted as an additional right, both the SAR and the Stock Option may be exercised. Upon exercise of a SAR, a Participant is generally entitled to receive without payment to the Company (except for applicable withholding taxes) an amount equal to the excess of or, in the discretion of the Committee, a portion of the excess of (i) the then aggregate Fair Market Value of the number of shares of Common Stock with respect to which the Participant exercises the SARs, over (ii) the aggregate strike price of the applicable SARs so exercised. This amount may be payable by the Company, in the discretion of the Committee, in cash, in shares of Common Stock, in property or any combination thereof.

The Committee may, in its discretion, condition the exercise of a Stock Option or SAR on the attainment of one or more performance goals over a performance period prescribed by the Committee, in addition to or in lieu of conditioning the release of restrictions on the continued employment or service of the Participant.

If not sooner terminated, each Stock Option and SAR granted under the 2025 Equity Plan will expire not more than 10 years from the date of grant, or for an Incentive Stock Option, five years for a Participant owning 10% or more of the total combined voting stock of the Company or any parent or Subsidiary.

The 2025 Equity Plan prohibits direct repricings (lowering the exercise price of a Stock Option or the strike price of a SAR) and indirect repricings (cancelling an outstanding Stock Option or SAR and granting a replacement or substitute Stock Option or SAR with a lower exercise or strike price, or otherwise exchanging such Awards for cash or another Award) without shareholder approval.

Restricted Stock and Restricted Stock Units (“RSUs”)

The Committee may grant Restricted Stock or RSUs to a Participant with respect to a specified number of shares of Common Stock or their cash equivalent (or both). Restricted Stock and RSUs will have an established restriction period that may differ for each Participant and with respect to all or any portion of the same Award. Participants are entitled to all dividend and voting rights, as well as other rights of a shareholder, with respect to Restricted Stock. No Participant will have the rights of a shareholder with respect to RSUs until the actual issuance of shares of Common Stock.

The Committee may make performance-based Restricted Stock or RSU Awards that condition release of the restrictions on the attainment of one or more performance goals during the Restricted Period, in addition to or in lieu of conditioning the release of restrictions on the continued employment or service of the Participant.

After the expiration of the Restricted Period, (i) with respect to Restricted Stock, the Company will deliver shares to the Participant or the legal representative of the Participant’s estate and, if the shares were previously issued with a legend, the Company will reissue the shares without the legend, and (ii) with respect to RSUs, the Company will pay a Participant an amount equal to the Fair Market Value of that number of shares to which such RSU relates. In the discretion of the Committee, the amount paid with respect to RSUs may be paid in cash, Common Stock, other property or any combination thereof.

Unless the Committee determines otherwise, the Award Agreement will provide for the forfeiture of the unvested shares of Common Stock underlying Restricted Stock or RSUs upon the termination of a Participant’s Active Status. To the extent that the Participant has purchased the shares of Common Stock underlying such Restricted Stock or RSU and any such shares of Common Stock remain unvested at the time the Participant’s Active Status terminates, the termination of Active Status will cause an immediate sale of such unvested shares of Common Stock to the Company at the original price per share of Common Stock paid by the Participant.

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Performance Stock Units (“PSUs”) and Performance Stock

The Committee may grant to a Participant the right to earn PSUs or Performance Stock. A Participant’s right to earn PSUs and Performance Stock will be subject to the attainment of one or more performance goals over a performance period prescribed by the Committee. The Committee, in its discretion, will establish the performance goals, specific targets and other details of the performance goal. The Committee will have the authority to make equitable adjustments to the performance goals as may be determined by the Committee, in its sole discretion. No Participant will have the rights of a shareholder with respect to PSUs and Performance Stock until the issuance of shares of Common Stock.

Shares or cash will be issued to a Participant (in whole or in part, as applicable) pursuant to an Award of PSUs or Performance Stock, respectively, only after expiration of the performance period and attainment of the applicable performance goal(s), and (ii) approval by the Committee that the performance goal and any other material terms of the Award have been attained or satisfied. If the performance goal(s) applicable to an Award of PSUs or Performance Stock has not been attained by the end of the performance period, either in whole or in part, the shares or units subject to the Award will be forfeited and transferred back to the Company by the Participant, in whole or in part, as applicable (as required by the Award Agreement), without payment of any consideration by the Company. In the discretion of the Committee, the amount paid with respect to PSUs or Performance Stock may be paid in cash, Common Stock, other property or any combination thereof.

The terms for PSU and Performance Stock will apply to other Awards as appropriate to the extent they are subject to the attainment of one or more performance goals.

Unless the Committee determines otherwise, the Award Agreement will provide for the forfeiture of the unvested shares of Common Stock underlying PSUs or Performance Stock upon the termination of a Participant’s Active Status.

Other Stock Based Awards

The Committee may grant Participants other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as are deemed by the Committee, in its discretion, to be consistent with the purpose of the 2025 Equity Plan, provided that such grants comply with applicable law. Additionally, the Committee may permit a Participant to make a current, outright purchase of shares of Common Stock, which shares may or may not be subject to any restrictions or conditions, for a price equal to, less than or greater than the then Fair Market Value of the shares, with the price payable by the Participant in such form and manner and at such time as determined by the Committee in its discretion.

NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT

The sum of any cash compensation received by any individual for service as a Non-Employee Director and the grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of all Awards granted to such individual Non-Employee Director for service in such capacity will not exceed $600,000 in any calendar year.

DIVIDENDS, DISTRIBUTIONS AND EQUIVALENTS

Prior to the issuance of shares of Common Stock in respect of Stock Options and SARs, no adjustment is made for dividends, distributions or other rights in respect of such shares of Common Stock, except in the limited circumstances as provided in the 2025 Equity Plan (such as a stock dividend or stock split). A Participant may be provided all of the rights of a shareholder in respect of shares of Restricted Stock and certain Other Stock-Based Awards, including the right to receive dividends and distributions, if any.

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The Committee, in its discretion, may provide that RSUs, PSUs and Performance Stock the right to earn dividend and distribution equivalents equal to the amount of dividends and distributions, if any, that are paid on that number of shares of Common Stock with respect to which such Awards are granted (subject to such terms, conditions, limitations and restrictions as the Committee may establish).

Any dividends and distributions, or dividend and distribution equivalents, if any, will be subject to the restrictions applicable to the original Award and, if any such dividends and distributions are paid in cash, such dividends and distributions will be accumulated during the Restricted Period and performance period, if any (without interest), and (A) paid if and when, and only to the extent that, the applicable Award is earned and/or vested or (B) forfeited, if and when, and to the extent that, the applicable Award is forfeited prior to earning and/or vesting.

MINIMUM VESTING

Any Awards that settle in shares of Common Stock may vest no earlier than the first anniversary of the grant date of the Award; provided, that the Committee is permitted to grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent of the shares of Common Stock subject to the Share Limit or for Substitute Awards acquired in an acquisition. For purposes of Awards to Non-Employee Directors, such Awards will be deemed to vest no earlier than the first anniversary of the grant date of the Award if such Award vests on the earlier of (A) the date of the next annual meeting of shareholders (which date is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders) and (B) the first anniversary of the grant date. The minimum vesting requirement will not limit the Committee’s discretion to provide for an Award to be Accelerated, or deem an Award to be earned, including in cases of death, disability, Retirement, termination without cause or a Change of Control.

AMENDMENT OR TERMINATION OF THE PLAN

The 2025 Equity Plan may be abandoned, terminated or amended at any time by the Board or the Committee. Unless sooner terminated, the 2025 Equity Plan will terminate 10 years after its approval by shareholders, and no Awards may be awarded under the 2025 Equity Plan thereafter. The termination of the 2025 Equity Plan will not affect the validity of any Award outstanding on the date of termination.

For purposes of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board or the Committee has the right, without approval of the Company’s shareholders, to amend or revise the terms of the 2025 Equity Plan at any time; however, no such amendment or revision may (i) with respect to the 2025 Equity Plan, increase the Share Limit or with respect to which Awards may be made to individual Participants (other than anti-dilution adjustments), materially change the class of persons eligible to be Participants under the 2025 Equity Plan, materially increase the benefits accruing to Participants under the 2025 Equity Plan, or increase the non-employee director limit without approval or ratification of the shareholders of the Company; or (ii) with respect to an Award previously granted under the 2025 Equity Plan, materially adversely affect the rights of any affected Participant in the 2025 Equity Plan under any such Award without the consent of such Participant subject to certain exceptions.

TRANSFERABILITY/EXERCISABILITY

Notwithstanding any other provision of the 2025 Equity Plan to the contrary, no Award (other than Unrestricted Stock), and no right under any such Award, will be assignable, alienable, saleable, pledged, hypothecated, encumbered or transferable by a Participant otherwise than by will or by the laws of descent and distribution, unless and to the extent the Committee uses its discretion to allow a Participant to: (i) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (ii) transfer an Award for consideration without shareholder approval; provided no Stock Options or SARs may be transferred for value or to third-party financial institutions without shareholder approval. Each Award, and each right under any Award, will be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative.

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EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE

The Committee will have the discretion to determine and set forth in the Award agreement, at the time an Award is made to a Participant or any time thereafter, the effect on the Award of the termination of the Participant’s employment or service with the Company and its Subsidiaries; provided, that if the Participant has in effect an offer letter or an employment, retention, change of control, severance or similar agreement with the Company or any Subsidiary that determines the effect of such termination event on the Participant’s Awards, then such agreement will take precedence over the terms of the Award agreement if there is a conflict. Unless otherwise provided in the applicable Award Agreement or a Participant’s employment, offer letter, retention, change of control, severance or similar agreement with the Company or any Subsidiary, the vested portion of the Participant’s Award will expire, terminate or otherwise be forfeited as follows:

(i)	three months after the date the Company delivers a notice of termination of a Participant’s Active Status, other than in circumstances covered by (ii), (iii) or (iv) below;
(ii)	immediately upon termination of a Participant’s Active Status for Misconduct;
(iii)	12 months after the date on which a Participant other than a Non-Employee Director ceased performing services as a result of such Participant’s total and permanent Disability; and
(iv)	12 months after the date on which the Participant ceased performing services as a result of Retirement, or after such Participant’s death.

DEFERRAL

In its discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to elect to defer receipt of shares of Common Stock issuable pursuant to any Award to a time later than the time the shares otherwise would be issued to the Participant; provided, that such deferral election complies with rules adopted by the Committee, which comply with, or are exempt from, the requirements of Section 409A of the Code. In such event, the Committee may, in its discretion, provide for the payment by the Company of an additional amount representing interest at a reasonable rate or the actual rate of return on one or more predetermined specific investments, as determined by the Committee.

FOREIGN PARTICIPATION

To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the 2025 Equity Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using the 2025 Equity Plan in a foreign country will not affect the terms of the 2025 Equity Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of the 2025 Equity Plan.

FEDERAL INCOME TAX CONSEQUENCES

The rules governing the tax treatment of Stock Options, SARs, Restricted Stock, RSUs, PSUs and Performance Stock and Other Stock-Based Awards, including treatment of stock acquired upon the exercise of a Stock Option or SAR, and the receipt or release from restriction of PSUs and Performance Stock or other Awards, are quite technical. Therefore, the description of the tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, the statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

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Incentive Stock Options granted pursuant to the 2025 Equity Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Stock Option within one year after the transfer of shares to such Participant and within two years from the grant of the Stock Option, the Participant will realize no taxable income as a result of the grant or exercise of such Incentive Stock Option (except that the alternative minimum tax may apply), and any gain or loss that is subsequently realized upon disposition may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Stock Options or the transfer of shares upon their exercise.

If shares subject to Incentive Stock Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which generally will be the lesser of (i) the excess of the market value of the shares on the date of exercise over the exercise price, or (ii) the gain recognized on such disposition. In general, such amount will be deductible by the Company for federal income tax purposes in the same year, as long as the amount constitutes reasonable compensation, and the Company must comply with certain federal income tax reporting requirements with respect to such amount. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the Fair Market Value of the shares on the date of exercise will be treated as capital gain.

A Participant who acquires shares by exercise of a Nonqualified Stock Option generally realizes, as taxable ordinary income at the time of exercise, the difference between the Fair Market Value of the shares and the exercise price. In general, such amount will be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation, and the Company must satisfy certain federal income tax withholding and reporting requirements with respect to such amount. Subsequent appreciation or decline in the value of the shares on the sale or other disposition of the shares generally will be treated as capital gain or loss.

A Participant generally will recognize ordinary income upon the exercise of a SAR in an amount equal to the amount of cash received and the Fair Market Value of any shares received at the time of settlement of the SAR, plus the amount of any taxes withheld. Such amount will ordinarily be deductible by the Company in the same year as long as the amounts constitute reasonable compensation, and the Company must satisfy certain federal income tax withholding and reporting requirements with respect to such amount.

A Participant who is granted a Restricted Stock Award under the 2025 Equity Plan is not required to include the value of such shares in ordinary income until the first time such Participant’s rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such Participant timely files an election under Section 83(b) of the Code to be taxed on the receipt of the shares. A Participant who is granted RSUs under the 2025 Equity Plan is not required to include the value of such RSUs in ordinary income until such time the value of the RSUs is paid to the Participant in cash or stock. In the case of either Restricted Stock or RSUs, the amount of such income will be equal to the Fair Market Value of the shares or RSUs at the time the income is recognized. The Company ordinarily will be entitled to a deduction, in the amount of the ordinary income recognized by the Participant, at the same time the Participant recognizes such income, as long as the amount constitutes reasonable compensation, and the Company must satisfy certain federal income tax withholding and reporting requirements with respect to such amount.

A Participant who is granted a PSU or Performance Stock generally will not recognize any income upon the grant of the Award. The Participant generally will recognize as ordinary income the Fair Market Value of the shares or cash transferred upon receipt of the shares or cash by the Participant after the completion of the performance period and the attainment of the performance goal, and the Company generally will be entitled to a deduction equal to the Fair Market Value of the shares or cash transferred to the Participant at that time as long as the amount constitutes reasonable compensation, and the Company must satisfy certain federal income tax withholding and reporting requirements with respect to such amount.

A Participant who is permitted to make an outright purchase of Unrestricted Stock will recognize ordinary income at the time of purchase if and to the extent the purchase price is less than the Fair Market Value of a share of Common Stock on the date of purchase. A Participant who is permitted to make an outright purchase of Restricted Stock, depending on the nature of the restrictions, will recognize ordinary income at the time the restrictions lapse if and to the extent the then value of the Common Stock exceeds the price paid by the Participant, unless the Participant makes an election under Section 83(b) of the Code to measure and recognize any income at the time of purchase. The Company will be entitled to a corresponding deduction equal to the amount of any ordinary income recognized by a Participant who makes an outright purchase of Common Stock, at the time the Participant recognizes the ordinary income, provided that such amount constitutes reasonable compensation, and the Company must satisfy certain federal income tax withholding and reporting requirements with respect to such amount.

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Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain covered employees in a taxable year to the extent such compensation exceeds $1,000,000. For this purpose, a covered employee means the Company’s principal executive officer, the Company’s principal financial officer and certain other current or former named executive officers. It is possible that compensation attributable to Awards under the 2025 Equity Plan to a covered employee, when combined with all other types of compensation received by the covered employee from the Company, may cause this limitation to be exceeded in any particular year.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to Participants in the 2025 Equity Plan. Different tax rules may apply to specific Participants and transactions under the 2025 Equity Plan.

WITHHOLDING PAYMENTS

If, upon the grant, exercise, release of restrictions or settlement of or in respect of an Award, or upon any other event or transaction under or relating to the 2025 Equity Plan, the Company or a Subsidiary must pay any amounts for income or employment tax withholding, in the Committee’s discretion, either the Company will appropriately reduce the amount of Common Stock, cash or other property to be paid to the Participant or the Participant must pay such amount to the Company or Subsidiary to enable the Company or a Subsidiary to pay, or reimburse the Company or Subsidiary for paying, such income or employment tax withholding. The Committee may, in its discretion, permit the Participant to satisfy such withholding obligations, in whole or in part, by (i) electing to require the Participant to make a cash payment to the Company in an amount equal to any such withholding tax obligation, (ii) electing to reduce the number of shares of Common Stock delivered or deliverable by the Company in respect of an Award, (iii) electing to tender shares of Common Stock back to the Company subsequent to receipt of such shares of Common Stock in respect of an Award, or (iv) in the case of a Regulation T Stock Option Exercise, irrevocably instructing the stock broker to promptly deliver (in addition to the exercise price) an amount equal to such withholding tax owing in respect of such Stock Option exercise from the proceeds of the stock broker’s sale of or loan against some or all of the shares of Common Stock. The Company or any of its Subsidiaries also has the right to withhold the amount of such taxes from any other sums or property due or to become due to the Participant upon such terms and conditions as the Committee will prescribe. The Company may also defer issuance of shares of Common Stock under the 2025 Equity Plan until payment by the Participant to the Company or any of its Subsidiaries of the amount of any such tax. The amount withheld by the Company may not exceed the Participant’s total maximum statutory tax withholding obligations associated with the transaction.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below presents information regarding securities authorized for issuance under equity compensation plans, including the 2006 Equity Plan, as of December 31, 2024.

Plan Category	Outstanding Options	Weighted-average exercise price of Outstanding Options	Number of securities remaining available for future issuance under equity compensation plans
Plans approved by shareholders	6,097,440	$5.39	2,983,830
Plans not approved by shareholders	None	N/A	N/A
Total	6,097,440	$5.39	2,983,830

Interests of Directors and Executive Officers; New Plan Benefits

All Participants are eligible for stock options and other equity awards under the 2025 Equity Plan. Consequently, each current director and each current executive officer has a personal interest in the approval of the 2025 Equity Plan. However, the actual benefit and number of shares to be issued to such persons under the 2025 Equity Plan, if approved, cannot be determined at this time because stock options and other equity awards to be made under the 2025 Equity Plan have not been determined or granted and are not determinable using an objective formula.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONSUMER PORTFOLIO SERVICES, INC. 2025 EQUITY INCENTIVE PLAN

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PROPOSAL NO. 5 – NON-BINDING VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act also enables our shareholders to indicate, at least once every six years, how frequently we should seek a non-binding vote on the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Three. By voting on this Proposal Five, shareholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every one, two, or three years.

Currently, we provide a non-binding vote on the compensation of our named executive officers to our shareholders each year. The Board continues to believe that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that shareholders vote for future advisory votes on executive compensation to occur every year. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders. We believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input from our shareholders on corporate governance matters (including the Company’s practice of having all directors elected annually and annually providing shareholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and is consistent with our executive compensation philosophy, policies and practices.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the board’s recommendation. Although non-binding, the Board and the Compensation Committee will review the voting results. Notwithstanding the Board’s recommendation in this year’s proxy statement and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION EVERY YEAR.

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INFORMATION REGARDING THE COMPANY

Management Structure

The Board is responsible for overseeing the management of the Company. Its oversight is aimed at seeing to it that the Company’s business is managed to meet our goals, and that the interests of the shareholders are served.

Charles E. Bradley, Jr. currently serves as both the Chairman of the Board and our Chief Executive Officer, and is the only member of our Board who is not independent of the Company. The Nominating Committee has determined that the remaining directors and director nominees are “independent” under applicable independence standards of the Nasdaq Stock Market. Our Board has chosen not to designate any individual formally as the lead independent director. Each director retains his full oversight responsibility.

Our Board structure supports the independence of our non-management directors. Our Audit Committee, Compensation Committee and Nominating Committee are each composed solely of independent directors. Our bylaws provide that any two directors have the authority to call meetings of the Board, as do specified officers, including the president and the secretary. To enhance the possible use of that authority by independent directors, the Secretary of the Company is under standing instructions to call a meeting at the instance of any one director.

The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure given Mr. Bradley’s in-depth knowledge of our business and industry and his demonstrated ability to formulate and implement strategic initiatives. Mr. Bradley is continuously involved in developing and implementing our strategies, working closely with the Company’s other senior executives to seek continued disciplined growth and excellence in operations. His close involvement in management places Mr. Bradley in the best position to decide which business issues require consideration by the independent directors of the Board. In addition, having a combined Chairman and Chief Executive Officer enables us to speak with a unified voice to shareholders, customers and others concerned with our Company. The Board believes that combining the Chief Executive Officer and Chairman roles, as part of a governance structure that includes oversight of management responsibilities by independent directors, provides the preferred system for meeting the requirement that the Company be managed in the best interest of our shareholders.

Risk Oversight

The Board’s overall responsibility for directing the management of the Company includes risk oversight. The risk oversight function is performed at the Board level, and by the Audit Committee and Compensation Committee.

The Board as a whole in its regular meetings discusses and considers the risk inherent in the existing business of the Company and in proposed initiatives. Because the Company’s business consists of extending consumer credit to individuals believed to be of higher risk than others (sub-prime credit), the assessment of the risk assumed in such extensions of credit is a primary consideration on the part of the Board. Risk oversight is also a key function of the Audit Committee and Compensation Committee.

The principal risk management function performed by the Audit Committee is the ongoing assessment of the credit estimates and allowances periodically recorded in the Company’s books. The Audit Committee reviews that assessment regularly. Other risk assessments performed by the Audit Committee include assessments of contingent liabilities, and of other reserves and allowances.

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The principal risk management functions performed by the Compensation Committee are its setting and evaluation of objectives for the Chief Executive Officer, in connection with its administration of the Executive Management Bonus Plan. The Compensation Committee recognizes that the Company’s business of extending subprime credit inherently includes a conflict between growing the business and managing the risk of credit losses: one means to increase the Company’s business is to offer credit on terms that are priced too low for the risk assumed. The Compensation Committee manages that risk by insisting that objectives to grow the business are qualified by a mandate that credit quality be maintained at appropriate levels. To some extent, such risk management is shared with the Audit Committee, which performs the primary oversight of whether credit risk assumed is reflected with adequate allowances in the Company’s financial statements.

Code of Ethics

The Company has adopted a Code of Ethics for Senior Financial Officers, which applies to the Company’s Chief Executive Officer, Chief Financial Officer, Controller and others. A copy of the Code of Ethics may be obtained at no charge by written request to the Secretary of the Company at the Company’s principal executive offices.

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EXECUTIVE COMPENSATION

Executive Officers

Set forth below are the names, ages, offices held, tenure, and certain biographical information of each of our executive officers as of October 23, 2025:

Charles E. Bradley, Jr., 65, has been our Chief Executive Officer since January 1992, a director since our formation in March 1991, and was elected Chairman of the Board of Directors in July 2001. Prior to that he was our President from March 1991 to December 2022. From April 1989 to November 1990, he served as Chief Operating Officer of Barnard and Company, a private investment firm. From September 1987 to March 1989, Mr. Bradley was an associate of The Harding Group, a private investment banking firm. Mr. Bradley does not currently serve on the board of directors of any other publicly-traded companies.

Michael T. Lavin, 53, has been President since December 2022, Chief Operating Officer since February 2019, and our Chief Legal Officer since March 2014. Prior to that, he was our Executive Vice President since March 2014, Senior Vice President – General Counsel since March 2013, Senior Vice President and Corporate Counsel since May 2009 and our Vice President- Legal since joining the Company in November of 2001.  Mr. Lavin was previously engaged as an associate at a large law firm and a spin off start up law firm.

Danny Bharwani, 57, has been Chief Financial Officer since September 2022 and Executive Vice President – Finance since December 2022. Previously, he was our Senior Vice President – Finance from April 2016 to December 2022 and Vice President – Finance from June 2002 to April 2016. He joined us as Assistant Controller in August 1997. Mr. Bharwani was previously employed as Assistant Controller at The Todd-AO Corporation, from 1989 to 1997.

Robert Riedl, 62, rejoined the Company as the Senior Executive Vice President, Chief Risk Officer in August 2025. From 2021 to July 2025, he was Chief Investment Officer at Lobel Financial Corporation, a family-owned auto finance company. Since 2017 he has been a partner at a Greendoor Partners, a boutique investment and advisory firm. He initially joined CPS in 2003 through 2015 and held a number of different senior positions within the Company including Chief Operating Officer, Chief Investment Officer, Chief Financial Officer and Senior Vice President of Risk Management. Previously, from 2000 to 2002, Mr. Riedl was a Principal at Northwest Capital Appreciation, a private equity firm. For a year prior to joining Northwest Capital, Mr. Riedl served as Senior Vice President for one of its portfolio companies, SLP Capital. Mr. Riedl was an investment banker for ContiFinancial Services, Jefferies & Company and PaineWebber from 1986 to 1999.

Teri L. Robinson, 62, has been Executive Vice President of Sales and Originations since December 2022. Prior to that she was Senior Vice President of Sales and Originations from June 2020 to December 2022 and Senior Vice President of Originations from April 2007 to June 2020. Prior to that, she held the position of Vice President of Originations since August 1998. She joined the Company in June 1991 as an Operations Specialist, and held a series of successively more responsible positions. Previously, Ms. Robinson held an administrative position at Greco & Associates.

Christopher Terry, 57, has been Executive Vice President of Risk Management, Systems, and IT since December 2022. Prior to that he was our Senior Vice President of Risk Management, Systems, and IT from October 2018 to December 2022, and Senior Vice President of Risk Management from May 2017 to October 2018. Prior to that, he was our Senior Vice President of Servicing from May 2005 to August 2013. He was Senior Vice President of Asset Recovery from August 2013 to May 2017 and from January 2003 to May 2005. He joined us in January 1995 as a loan officer, held a series of successively more responsible positions, and was promoted to Vice President - Asset Recovery in June 1999. Mr. Terry was previously a branch manager with Norwest Financial from 1990 to October 1994.

Michele Baumeister, 59, has been Senior Vice President of Originations since June 2023. Prior to that she was the Vice President of Originations from March 2017 to June 2023. She started with the Company in March 1997 as a Loan Processor and held a series of more senior positions within the Originations Department. Ms. Baumeister was previously a personal banker with Western Financial.

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Charles Gonel, 45, has been Senior Vice President of Servicing since June 2023. Prior to that he was the Vice President of Collections from March 2015 to June 2023. He joined the Company in March 2008 as a Collections Analyst and transferred into the Risk Management Department in 2010 where he held a sequence of increasingly more responsible positions. Prior to joining CPS, he was a Quality Assurance Analyst with AT&T Wireless.

Noel Jackson, 54, has been the Senior Vice President of Asset Recovery since May 2025. Prior to that, she was the Vice President of Asset Recovery from December 2021 to May 2025, the Vice President of Collections from April 2019 to December 2021 and the Vice President of Asset Recovery from April 2017 to April 2019. Ms. Jackson was previously an Executive Director at a non-profit organization.

Catrina Ralston, 50, has been Senior Vice President of Human Resources since December 2022. Prior to that, she was Vice President - Human Resources since March 2016. She joined the Company in 1997 as an Operations Clerk and transferred into the Human Resources Department in 2001 where she held a series of successively more responsible positions. Prior to joining CPS, Ms. Ralston worked as a customer service representative for the City of Virginia Beach Parks & Recreation Department.

Lisette Reynoso, 38, has been Senior Vice President and General Counsel since June 2023. Prior to that she was the Vice President of Legal from January 2020 to June 2023, the Assistant Vice President of Legal/Corporate Counsel from December 2018 to January 2020, and Corporate Counsel from December 2015 to December 2018. Ms. Reynoso is a California barred attorney.

Susan Ryan, 53, has been Senior Vice President of Servicing since June 2023. Prior to that she was the Vice President of Collections from March 2015 to June 2023. She started with the Company in 2003 as a Deficiency Supervisor where she took on more responsibility over time. Prior to joining CPS, she was a Deficiency Supervisor with The Finance Company.

Steve Schween, 62, has been Senior Vice President of Systems since December 2022. Previously, he was Vice President of Systems from February 2014. He joined in the Company in 2000 as a Systems Analyst and took on more responsibility over time. Mr. Schween was previously a Systems Analyst with Jeunique International.

Except as described elsewhere in this proxy statement, there are no arrangements or understandings between any of our officers and any other person pursuant to which any person was selected as an officer.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions and relying thereon, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis set forth below be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the proxy statement for the Company’s 2025 annual meeting of shareholders.

THE COMPENSATION COMMITTEE

Daniel S. Wood (chairman)	William W. Grounds	William B. Roberts

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Compensation Discussion and Analysis

2024 Say-on-Pay Advisory Vote Outcome

The Compensation Committee annually considers the results of the most recent advisory vote by shareholders to approve executive officer compensation. In the 2024 advisory vote, a majority of the voted shares (92%) approved of the compensation of our named executive officers. The Compensation Committee interprets that vote as a reason to retain the existing design, purposes and structure of our executive compensation programs. The Compensation Committee will continue to consider the results from future shareholder advisory votes regarding executive officer compensation in its future administration of executive compensation.

Compensation Objectives

The Company’s objectives with respect to compensation are several.  The significant objectives are to cause compensation (i) to be sufficient in total amount to provide reasonable assurance of retaining key executives, (ii) to include a significant contingent component, so as to provide strong incentives to meet designated Company objectives, and (iii) to include a significant component tied to the price of the common stock, so as to align management’s incentives with shareholder interests. The Compensation Committee is charged with administering the Company’s compensation plans to meet those objectives. To the extent that elements of compensation would not advance such objectives, or would do so less effectively than would other elements, the Compensation Committee seeks to avoid paying compensation in those forms.

Role of the Compensation Committee and the Chief Executive Officer

Our Board has authorized the Compensation Committee, which is composed solely of independent directors, to make all decisions regarding executive compensation, including administration of our compensation plans. In that regard, the Compensation Committee:

•	Reviews and discusses with management the factors underlying our compensation policies and decisions, including overall compensation objectives;

•	Reviews and approves all Company goals and objectives (both financial and non-financial) relevant to the compensation of the Chief Executive Officer;
•	Evaluates, together with the other independent directors, the performance of the Chief Executive Officer in light of these goals and objectives and that individual’s overall effectiveness;

•	Fixes and approves each element of the compensation of the Chief Executive Officer;

•	Reviews the performance evaluations of all other members of executive management (the Chief Executive Officer prepares and presents to the Compensation Committee the performance evaluations of the other executive officers);

•	Reviews and approves each element of compensation, as well as the terms and conditions of employment, of those other executive officers;

•	Grants awards under our equity compensation plans and oversees the administration of those plans; and

•	Reviews the costs and structure of our key employee benefit and fringe-benefit plans and programs.

The Compensation Committee is authorized to form subcommittee(s) and to retain experts and consultants to assist in the discharge of its responsibilities. To date it has not done so.

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The Chief Executive Officer, who attends meetings of the Compensation Committee by invitation of the Committee’s chairman, assists the Committee in determining the compensation of our other executive officers by, among other things:

•	Proposing annual merit increases to the base salaries of the other executive officers;

•	Establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

•	Making recommendations, from time to time, for special stock option and restricted stock grants (e.g., for motivational or retention purposes) to other executive officers.

The other executive officers do not have a role in determining their own compensation, other than to discuss their annual individual performance objectives and results achieved with the Chief Executive Officer.

Our Overall Approach

The Compensation Committee has put into place a compensation system consisting of three key components: base salary, an annual cash bonus pursuant to an incentive plan, and long-term equity incentives in the form of stock options.

The table below provides comparative information regarding the components of our year 2024 executive compensation program. We are applying the same elements in our executive compensation program for the year 2025.

Element	Form	Objectives and Basis

Base Salary	Cash	•	Attract and retain high quality personnel
		•	Targeted to be superior to compensation offered by our competitors

Annual Incentive Bonus	Cash	•	Achieve objectives set annually
		•	Annual bonus amount is set and computed as a percentage of base salary
		•	Actual payout determined by Company and individual performance
		•	Target total cash (base salary + target bonus) designed to be superior to compensation offered by our competitors

Long-Term Incentive	Stock options	•	Align interests of executives with those of shareholders;
Compensation		•	Target long-term incentive award size designed to retain executives through long-term vesting and the potential for wealth accumulation, contingent on benefit to the shareholders

The Compensation Committee has from time to time considered providing additional elements of executive compensation. It has considered elements such as restricted stock awards, restricted stock units, compensation contingent on a change in control, defined benefit pension plans, deferred cash compensation, and supplemental retirement plans (supplemental in the sense that they exceed the limits for tax advantaged treatment). To date, the Compensation Committee has elected not to pay compensation in such forms, having determined that the Company’s objectives are better met by one or more of the elements of compensation that it does pay.

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Regarding restricted stock and restricted stock units, the Compensation Committee has noted that any form of equity equivalent to or closely tied to common stock does serve to meet the objective of aligning officers’ personal interest with that of the shareholders generally. The Compensation Committee believes, however, that the objective is better met by grants of stock options than by grants of share equivalents, because recipients of the grants will face the same degree of variance in results at a lesser cost to the Company, when option grants are compared to grants of restricted stock units. Further, unlike restricted stock, option grants will not provide a reward to the holder absent an improvement over time in the Company’s stock price.  The Compensation Committee has elected not to provide material perquisites as compensation, having determined that cash is a better medium of exchange.

Regarding compensation that would be payable contingent on a change in control of the Company, the Compensation Committee believes that there are certain legitimate objectives to be met by such contingent compensation. As of the date of this proxy statement, however, no such contingent compensation plans are in place.  Regarding defined benefit pension plans, deferred cash compensation and supplemental retirement plans, the Compensation Committee believes that the Company’s retention objective is better met by straight cash payments, whether in the form of base salary or in the form of bonus compensation.  In particular with respect to plans for deferred compensation, the Committee believes those make sense for the Company and for the recipient only on the basis of assumptions regarding future tax rates payable by each. Having no assurance that such assumptions would be correct, the Compensation Committee has chosen not to put into place any special deferred compensation programs for the Company’s executive officers. Those officers do participate in a Company-sponsored tax-deferred savings plan, commonly known as a 401(k) plan, on the same terms available to Company employees generally.

The Compensation Committee may in the future revisit its conclusions as to any of the components discussed above, or may consider other forms of compensation.

The Base Salary Element

With respect to the retention objective, the Compensation Committee considers an executive’s base salary to be the most critical component. Acting primarily on the basis of recommendations of the Chief Executive Officer, the Compensation Committee adjusts other officers’ base salaries annually, with the adjustment generally consisting of a 2% to 10% increase from the prior year’s rate. Where exceptional circumstances apply, such as recruitment of a new executive officer, a promotion to executive officer status or a special need to retain an individual officer, the Chief Executive Officer may recommend, and the Compensation Committee may approve, a larger increase.

The Company’s general approach in setting the annual compensation of its named executive officers is to set those officers’ base compensation by reference to their base rates for the preceding year. During the year ended December 2024, the Company’s Chief Executive Officer, Charles E. Bradley, Jr., received $995,000 in base salary. In setting that rate in 2024, the Compensation Committee considered the base salary rate that the Company had paid in the prior year ($995,000), the desirability of providing an annual increase, the desirability of ensuring retention of the services of the Company’s incumbent Chief Executive Officer, the Company’s financial performance, and the levels of Chief Executive Officer compensation prevailing among other financial services companies. The Compensation Committee considered whether to adjust officers’ base compensation for 2024, and determined not to increase the base rate for the Chief Executive Officer. The Compensation Committee increased the base rate for the President and the Chief Financial Officer by 4%.

The Annual Incentive Bonus (Executive Management Bonus Plan) Element

The salary and cash bonus of the named executive officers are determined by the Compensation Committee. To encourage executive officers and key management personnel to exercise their best efforts and management skills toward causing the Company to meet its overall objective, and toward achieving designated specific individual objectives, the Company has implemented an Executive Management Bonus Plan (the “EMB Plan”), with annual payouts. The compensation appearing in the Summary Compensation Table below under the caption “Non-Equity Incentive Plan Compensation” is paid pursuant to the EMB Plan. The EMB Plan is administered by the Compensation Committee. Among other things, the Compensation Committee selects participants in the EMB Plan from among the Company’s executive officers and determines the performance goals, target amounts and other terms and conditions of awards under the EMB Plan. With respect to officers other than the Chief Executive Officer, determinations of base salary and of criteria relating to the EMB Plan are based in part on evaluations of such officers prepared by the Chief Executive Officer, which are furnished to and discussed with the Compensation Committee.

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Under the Company’s bonus plan as applied to the year ended December 2024 the Company’s President was eligible to receive a cash bonus of up to 160% of his base salary and the executive vice presidents were eligible to receive a cash bonus of up to 140% of their base salaries. The Chief Executive Officer was eligible to receive a cash bonus of up to 650% of his base salary. The implementation of this element for the named executive officers for the year 2024 is discussed below.

The Long-Term Incentive Compensation Element

The Compensation Committee may also award incentive and non-qualified stock options under the Company’s stock option plans. Such awards are designed to assist in the retention of key executives and management personnel and to create an incentive to create shareholder value over a sustained period of time. The Company believes that stock options are a valuable tool in compensating and retaining employees. Because the exercise price of all options granted is equal to or above the fair market value of the Company’s common stock on the date of grant, the option holders may realize value only if the stock price appreciates from the price on the date the options were granted. This design is intended to focus executives on the enhancement of shareholder value over the long term.

During the year ended December 31, 2024, the Compensation Committee did not grant stock options to the Company’s named executive officers.

Other Elements

The Company also maintains certain broad-based employee benefit plans, such as medical and dental insurance, and a qualified defined contribution retirement savings plan (401(k) plan), in which executive officers are permitted to participate. Such officers participate on the same terms as non-executive personnel who meet applicable eligibility criteria, and are subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans. The Company does not maintain any form of defined benefit pension or retirement plan in which executive officers may participate, nor does it maintain any form of supplemental retirement savings or supplemental deferred compensation plan.

Exercise of Discretion

In exercising its discretion as to the level of executive compensation and its components, the Compensation Committee considers a number of factors. Members of the Compensation Committee conduct informal surveys of compensation paid to comparable executives within and without the consumer finance industry. The Compensation Committee finds these data useful primarily in evaluating the overall level of compensation paid or to be paid to the Company’s executive officers. Financial factors considered may include earnings, revenue, originations, and budget attainment. Operational factors considered include individual and group management goals; indicators of the performance and credit quality of the Company’s servicing portfolio, including levels of delinquencies and charge-offs; and indicators of successful management of personnel, including employee stability. All of such factors are assessed with reference to the judgment of the Compensation Committee as to the degree of difficulty of achieving desired outcomes. With respect to payment of annual bonuses and grants of stock options, the Compensation Committee also takes note of factors relating to the degree of the Company’s success over the most recent year.

Specific Objectives and Evaluation

In 2024, the Compensation Committee designated specific objectives with respect to the Chief Executive Officer to be accomplished within the year 2024, and fixed weights to be associated with each such objective. The Chief Executive Officer proposed to the Compensation Committee specific annual objectives with respect to each other executive officer of the Company, which the Compensation Committee approved. These objectives and the Compensation Committee’s administration of the annual incentive bonus element of compensation are discussed in detail below, under the heading ” – Grants of Plan-Based Awards in 2024 – Executive Management Bonus Plan.”

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Grants of Options

The Compensation Committee did not award stock options to the Company’s officers in 2024. In determining not to make such grant, the Compensation Committee considered the various factors noted above with respect to option grants generally.

The Committee does not have a policy or practice on when to grant option awards. The Committee does not have a policy or practice of taking into account material nonpublic information when determining the timing and terms of option awards, however if a public announcement of material information is anticipated, the grant date of such options may be deferred at the discretion of the Committee, until after the release of such information. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Stock Ownership, Hedging and Pledging.

Our Board of Directors and Compensation Committee have considered whether to establish a minimum stock ownership goal for members of our senior management. We have elected not to do so, considering that such a policy would either be strict and mandatory, in which case it would undermine the compensatory objectives of our equity compensation plans, or would be merely hortatory, in which case it could be expected to have little effect. We have also noted that the multiyear vesting terms of the equity incentives granted under our plans have the effect of aligning our executives’ individual personal financial incentives with the future price performance of the Company’s stock.

As part of our comprehensive compliance policy, we remind all Company executive officers of the mandatory legal prohibition on selling short Company shares and the implications of the SEC’s short-swing profit rule. We also prohibit Company executive officers from entering into transactions that would have the effect of causing those individuals to benefit from a decline in the price of Company Common Stock, such as the purchase of “put” options. We prohibit such “hedging” transactions but we do not find it appropriate to prohibit our executive officers from pledging their shares of CPS Common Stock as security for a loan. We believe that the beneficial incentives of owning Company Common Stock remain substantially the same with or without such a pledge.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the applicable exchange listing standards. A copy of our insider trading policy is filed as Exhibit 19 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2024. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing standards.

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Summary of Compensation

The following table summarizes all compensation earned during the three fiscal years ended December 31, 2024 by the named executive officers as determined by SEC rules. It lists their names, the principal positions in which they served in those years, and each component of compensation paid with respect to those years.

Summary Compensation Table For 2024, 2023, and 2022

Name and Principal Position (1)	Year	Salary	Non-Equity Incentive Plan Compensation		Option Awards (2)	All Other Compensation (3)	Total
Charles E. Bradley, Jr.	2024	$995,000	$3,130,000		$–	$40,611	$4,165,611
Chief Executive Officer	2023	995,000	3,005,000		–	342	4,000,342
	2022	995,000	3,980,000		5,885,850	351	10,861,201

Michael T. Lavin	2024	470,000	443,680		–	47,158	960,838
President	2023	452,000	582,063		–	342	1,034,405
& Chief Operating Officer	2022	411,000	575,000		448,200	351	1,434,551

Danny Bharwani	2024	386,000	444,929		–	44,871	875,800
Executive Vice President	2023	371,000	385,655		–	342	756,997
& Chief Financial Officer	2022	331,000	324,000		298,800	351	954,151

Teri L. Robinson	2024	386,000	428,717		–	2,342	817,059
Executive Vice President	2023	386,000	413,406		–	342	799,748
- Sales & Originations	2022	368,000	401,000		298,800	351	1,068,151

Christopher Terry	2024	374,000	319,396	(4)	–	9,534	702,930	(4)
Executive Vice President
- Risk, Systems, & IT

(1)	Mr. Terry qualified as a named executive officer pursuant to Item 402 of Regulation S-K beginning for the year 2024.
(2)	Represents the dollar value accrued for financial accounting purposes in connection with the grant of such options, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Value was estimated using a Black-Scholes model for 2022. For the options granted on January 24, 2022 (comprising 750,000 options granted to Mr. Bradley), the weighted average fair value per option was $5.8558, based on assumptions of 4.11 years expected life, expected volatility of 75.26%, and a risk-free rate of 1.43%. For the options granted on June 24, 2022 (comprising all of the other options granted to named executive officers in 2022), the weighted average fair value per option was $4.98, based on assumptions of 4.11 years expected life, expected volatility of 75.15%, and a risk-free rate of 3.13%.
(3)	For 2024, includes premiums paid by the Company for group life insurance in the amount of $342 and employer matching contributions under the Company’s defined contribution plan in the amount of $2,000 per named executive officer. Additionally, the amounts include a (i) cash-out of accrued vacation time of $38,269, $26,423 and $22,269 to Messrs. Bradley, Lavin, and Bharwani, respectively and (ii) a car allowance of $16,077 and $20,260 for Messrs. Lavin and Bharwani, respectively and (iii) gym membership fees of $2,316 for Mr. Lavin.
(4)	Represents a corrected amount from the amount first reported on a Form 8-K filed on May 5, 2025.

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Grants of Plan-Based Awards in 2024

In the year ended December 31, 2024, we did not grant any equity awards to any of our named executive officers. Our named executive officers were eligible for awards under our Executive Management Bonus Plan. The table below provides information regarding the non-equity awards granted to the named executive officers in 2024.

Grants of Plan-Based Awards

	Estimated possible payouts under non-equity incentive plan awards
Name	Threshold	Target	Maximum
Mr. Bradley	$–	$6,467,500	$6,467,500
Mr. Lavin	–	752,000	752,000
Mr. Bharwani	–	540,400	540,400
Ms. Robinson	–	540,400	540,400
Mr. Terry	–	523,600	523,600

The “target” and “maximum” figures appearing in the table above represent the maximum cash payout under the individual executives’ Executive Management Bonus Plan awards as of the date the incentive was fixed. The actual payout to each individual named in the table above has been determined and paid prior to the date of this proxy statement. That amount was in each case less than the maximum (approximately 48% of the maximum, in the case of the Chief Executive Officer). The respective actual payments are described below, and appear above in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.”

Executive Management Bonus Plan

The Executive Management Bonus Plan award granted to the Chief Executive Officer, Mr. Bradley, called for him to meet as many as possible of seven separate operational and financial objectives within the year 2024. The Compensation Committee assigned to each of those objectives a value as a percentage of base salary. The objectives and their weightings were as follows: (I) to meet or exceed the Company’s quarterly budget (25% each quarter, total of 100%), (II) to execute four rated securitization transactions (25% each, 100% total), (III) to increase the Company’s annual originations of receivables to each of four targets (up to 100% in the aggregate, creditable pro rata for reaching target amounts of $1.3 billion, $1.4 billion, $1.5 billion, and $1.6 billion), (IV) to decrease core operating expenses by up to 1% (up to 100%, creditable pro rata for the portion of the 1% achieved), (V) to raise $50 million in a new residual financing deal (50%) (VI) to obtain up to a $600 million forward flow contract purchase agreement (100%), (VII) and to cause the Company’s common stock to trade in excess of each of four targets (100% in the aggregate, creditable in increments of 25% for reaching prices of $10.00, $11.00, $12.00, and $13.00 per share).

The total of the seven weightings is 650%; accordingly, the target and maximum possible value to that officer of the award was 650% of his base salary for 2024.

The Compensation Committee evaluated the Chief Executive Officer’s performance in comparison to the goals. The Compensation Committee determined that the budget objective was met in each of the four quarters of 2024, and credited the Chief Executive Officer with the maximum value, or 100%.

The Compensation Committee noted that the Company had executed four rated securitizations during the year representing the full creditable performance of 100%. It determined that our originations volume exceeded $1.6 billion for the year, for which the Compensation Committee awarded full credit of 100%.

The Compensation Committee noted that the Company decreased core operating expenses by 0.1% representing a creditable performance of 10% for that objective.

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The Compensation Committee determined that the Company successfully closed a new residual financing deal in the amount of $50 million and awarded the full credit available of 50%. The Compensation Committee found that a forward flow contract purchase agreement was not obtained and thus no credit was earned for that objective. The Compensation Committee noted that the stock price objective was obtained as to one of the four targets and found credit in the amount of 25% was earned.

The aggregate valuation of all creditable performance for the Chief Executive Officer was thus 385%, which would imply a bonus payment under our Executive Management Bonus Plan of $3,830,750. The Committee elected to pay a bonus less than the maximum percentage, in the amount of $3,130,000, representing 314.57% of the Chief Executive Officer’s base salary.

The Executive Management Bonus Plan awards granted to the named executive officers other than the Chief Executive Officer are evaluated on a more subjective basis, and were set by the Compensation Committee in consultation with and on the recommendation of the Chief Executive Officer. The factors used in determining the non-equity incentive plan payment amount for the executive vice presidents of the Company, including the named executive officers Mr. Bharwani, Ms. Robinson, and Mr. Terry, are: (I) skills and performance, 35%, (II) one individual objective, 14%, (III) subjective evaluation of that executive’s department, 42%, (IV) Company performance, 28% and (V) discretionary allocation recommended by the chief executive officer and approved by the Compensation Committee, 21%, representing a maximum payment amount of 140% of base compensation. The same factors are used in determining the non-equity incentive plan payment amount for the President, Mr. Lavin, and the numerical scores assigned to each of these factors are 40%, 16%, 48%, 32%, and 24%, respectively, representing a maximum payment amount of 160% of base compensation for the president.

Following the end of the year 2024, our Compensation Committee evaluated each named executive officer’s performance in relation to these standards and goals.

With respect to the individual factors, the Compensation Committee, acting in part on the advice of our Chief Executive Officer, determined that creditable performance for 2024 for each named executive officer other than the Chief Executive Officer was as set forth below:

	Maximum percentage	Creditable percentage (rounded to nearest tenth)	Base Salary	Result (rounded to nearest $1000)
Mr. Lavin	160%	94.40%	$470,000	$444,000
Mr. Bharwani	140	115.27	386,000	445,000
Ms. Robinson	140	111.07	386,000	429,000
Mr. Terry	140	85.40	374,000	319,000

On that basis, the Compensation Committee approved payments to these named executive officers in the amounts shown in the rightmost column.

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Outstanding Equity Awards at Fiscal Year-end

The following table sets forth as of December 31, 2024 the number of shares subject to then exercisable and unexercisable options held by such persons and the exercise price and expiration date of each such option.  Each option referred to in the table was granted at an option price per share no less than the fair market value per share on the date of grant. None of such individuals holds a stock award; accordingly, only information concerning option awards is presented.

Name	Number of securities underlying unexercised options (exercisable)(1)	Number of securities underlying unexercised options (unexercisable)		Option exercise price	Option expiration date
Charles E. Bradley, Jr.	300,000	–		$3.48	5/9/2025
	300,000	–		3.53	8/8/2026
	240,000	–		2.47	6/1/2027
	225,000	75,000	(2)	4.95	8/3/2028
	375,000	375,000	(3)	10.32	1/24/2029
	150,000	150,000	(4)	10.25	6/24/2029

Michael T. Lavin	90,000	–		$3.48	5/9/2025
	90,000	–		3.53	8/8/2026
	150,000	–		2.47	6/1/2027
	67,500	22,500	(2)	4.95	8/3/2028
	45,000	45,000	(4)	10.25	6/24/2029

Danny Bharwani	60,000	–		$3.48	5/9/2025
	60,000	–		3.53	8/8/2026
	60,000	–		2.47	6/1/2027
	45,000	15,000	(2)	4.95	8/3/2028
	30,000	30,000	(4)	10.25	6/24/2029

Teri L. Robinson	60,000	–		$3.48	5/9/2025
	60,000	–		3.53	8/8/2026
	80,000	–		2.47	6/1/2027
	45,000	15,000	(2)	4.95	8/3/2028
	30,000	30,000	(4)	10.25	6/24/2029

Christopher Terry	60,000	–		$3.48	5/9/2025
	60,000	–		3.53	8/8/2026
	60,000	–		2.47	6/1/2027
	45,000	15,000	(2)	4.95	8/3/2028
	30,000	30,000	(4)	10.25	6/24/2029

(1)	The original grant of options vested in 25% increments on the first, second, third and fourth anniversaries of the grant date.
(2)	Becomes exercisable on August 3, 2025.
(3)	Becomes exercisable as to increments of one-half of the unexercisable portion on January 24, 2025 and 2026.
(4)	Becomes exercisable as to increments of one-half of the unexercisable portion on June 24, 2025 and 2026.

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Option Exercises in Last Fiscal Year

All of the five named executive officers exercised stock options during 2024. The table below shows the realized value and the number of options exercised for those individuals. None of our officers hold stock awards; accordingly, no stock awards vested during 2024.

Option Exercises and Stock Vested

Name	Number of shares acquired on exercise	Value realized on exercise (1)
Mr. Bradley	$300,000	1,275,000
Mr. Lavin	90,000	382,500
Mr. Bharwani	60,000	255,000
Ms. Robinson	60,000	255,000
Mr. Terry	60,000	233,400

(1)	The value realized is the difference between the fair market value of Company’s common stock on the date of exercise (the closing price reported by Nasdaq) and the exercise price of the option.

Pension Plans

The Company’s officers do not participate in any pension or retirement plan, other than a tax-qualified defined contribution plan (commonly known as a 401(k) plan).

Potential Payments Upon Termination or Change of Control

This section provides information regarding payments and benefits to the named executive officers that would be triggered by termination of the officer’s employment (including resignation, or voluntary termination; severance, or involuntary termination; and retirement) or a change of control of the Company.

Each of the named executive officers is an at-will employee and, as such, does not have an employment contract. In addition, if the officer’s employment terminates for any reason other than a change of control of the Company, any unvested stock options are terminated, and vested options become subject to accelerated expiration: ordinarily three months following separation from service, or twelve months in the case of disability, retirement or death. Accordingly, there are no payments or benefits that are triggered by any termination event (including resignation and severance) other than in connection with a change of control of the Company.

Benefits Triggered by Change of Control or Termination after Change of Control

Our stock option plans provide that each employee of ours who holds outstanding unexpired options under our stock option may have the right to exercise such options following a change of control of the Company, without regard to the date such option would first be exercisable. Each of the named executive officers holds such options. The “acceleration” of options is mandatory following certain changes of control, and subject to the discretion of the Compensation Committee following certain others. Acceleration is mandatory in the event of (i) the sale, or other disposition of substantially all of the Company’s assets, or (ii) a merger or similar transaction in which shareholders of the Company hold less than 50% of the shares of the surviving entity; provided, however, that acceleration following a merger or similar transaction is mandatory only if the holder suffers a Qualifying Termination (defined below) within one year following the transaction, or if the surviving entity does not provide the holder with an equivalent award. Acceleration is also mandatory if a holder suffers a Qualifying Termination within one year following (iii) a change within a three-year period in the membership of a majority of the Board (excluding changes recommended by the Board), or (iv) a person’s acquisition of outstanding voting securities of the Company, other than directly from the Company and without approval of the Board, resulting in that person’s having beneficial ownership of greater than 25% of the Company.

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Under our stock option plans, the Compensation Committee may exercise its discretion to provide for acceleration under other circumstances than those described above with respect to any particular stock option or class of stock options. The committee would expect to exercise its discretion with the intention of preserving the value of the stock option award. To date, such discretion has not been exercised. A “Qualifying Termination” is a termination of the holder’s employment by the Company other than for cause, disability or death, or by the holder for “good reason” (principally relating to a material diminution in the holder’s authority, compensation or responsibilities, or a relocation of greater than 50 miles). The preceding description applies to options held by officers and employees. Options issued to non-employee directors accelerate without the exercise of discretion upon any of the four categories of change of control described above.

As of December 31, 2024, each of the named executive officers would realize a benefit if unvested stock options were to become immediately exercisable upon a change in control, based on the value of the shares underlying such options at the closing market price on December 31, 2024, which was $10.86 per share. The respective amounts of such possible benefit are set forth in the following table:

Potential Value Upon Acceleration
Mr. Bradley	$737,250
Mr. Lavin	160,425
Mr. Bharwani	106,950
Ms. Robinson	106,950
Mr. Terry	106,950

Director Compensation

Throughout 2024, we paid our non-employee directors a retainer of $6,000 per month, with an additional fee of $700 per month for service on a Board committee ($1,200 for a committee chairman). Non-employee directors also received per diem fees of $1,000 for attendance in person at meetings of the Board, or $500 for attendance by telephone. No per diem fees are paid for attendance at committee meetings. The following table summarizes compensation received by our directors for the year 2024:

Name of Director (1)	Fees Earned or Paid in Cash (2)	Total
Charles E. Bradley, Jr. (3)	$–	$–
Stephen H. Deckoff	74,000	74,000
Louis M. Grasso	84,400	84,400
William W. Grounds	91,300	91,300
Brian J. Rayhill	106,700	106,700
William B. Roberts	81,900	81,900
James E. Walker III	74,500	74,500
Gregory S. Washer	98,800	98,800
Daniel S. Wood	107,200	107,200

(1)	As of December 31, 2024, Mr. Bradley held 1,590,000 vested stock options and 600,000 unvested stock options; Mr. Grasso held 90,000 vested stock options; Mr. Grounds held 30,000 vested stock options; Mr. Rayhill held 165,000 vested stock options; Mr. Roberts held 60,000 vested stock options; Mr. Washer held 150,000 vested stock options; and Mr. Wood held 165,000 vested stock options.
(2)	This column reports cash compensation earned in 2024 for Board and committee service.
(3)	Mr. Bradley’s compensation as chief executive officer of the Company is described elsewhere in this report. He received no additional compensation for service on the Company’s Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of the Company common stock (our only class of voting securities) owned beneficially as of October 23, 2025 (the Record Date) by (i) each person known to us to own beneficially more than 5% of the outstanding Company common stock, (ii) each director nominee and each named executive officer, and (iii) all of our director nominees and executive officers, as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned by such persons. Percent of class is calculated by reference to 22,071,046 shares outstanding on the Record Date. Except as otherwise noted, each person named in the table has a mailing address at 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Charles E. Bradley, Jr.	5,744,435		24.2%
Stephen H. Deckoff	5,127,165	(2)	23.2%
Louis M. Grasso	100,300		*
William W. Grounds	34,600		*
Brian J. Rayhill	352,385		1.6%
William B. Roberts	645,702		2.9%
James E. Walker III	0		*
Gregory S. Washer	496,114		2.2%
Daniel S. Wood	334,943		1.5%
Danny Bharwani	600,414		2.7%
Michael T. Lavin	852,254		3.8%
Teri L. Robinson	743,445		3.3%
Chris Terry	462,315		2.1%
All directors and executive officers combined (21 persons)	16,457,667	(3)	63.7%
Black Diamond Holdings, LLLP 5330 Yacht Haven Grande, Suite 100, Box 35, St. Thomas, U.S. Virgin Islands 00802	5,127,165	(2)	23.2%
Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas, 78746	1,585,627		7.2%

________________

*Less than 1%.

(1)	Includes certain shares that may be acquired within 60 days after the Record Date from the Company upon exercise of options, for each individual as follows: Mr. Bradley, 1,627,500 shares; Mr. Grasso, 70,000 shares; Mr. Grounds, 30,000 shares; Mr. Rayhill, 120,000 shares; Mr. Roberts, 60,000 shares; Mr. Washer, 60,000 shares; Mr. Wood, 120,000 shares; Mr. Bharwani, 225,000 shares; Mr. Lavin, 397,500 shares; Ms. Robinson, 245,000 shares; and Mr. Terry, 225,000 shares. Of Mr. Bradley’s shares, 1,685,878 are pledged to secure loan(s) to him. The calculation of beneficial ownership also includes, in the case of the executive officers, an approximate number of shares each executive officer could be deemed to hold through contributions made to the Company’s Employee 401(k) Plan (the “401(k) Plan”). The 401(k) Plan provides an option for all participating employees to purchase stock in the Company indirectly by buying units in a mutual fund. Each “unit” in the mutual fund represents an interest in Company stock, cash and cash equivalents.
(2)	These shares are held directly by certain Black Diamond investment vehicles (“Black Diamond vehicles”). Black Diamond Holdings, LLLP (“Black Diamond”) exercises investment discretion on behalf of investment advisory affiliates that serve as investment advisers to the Black Diamond vehicles. Mr. Deckoff is the Managing Principal of Black Diamond. Mr. Deckoff disclaims beneficial ownership over the shares, except to the extent of his pecuniary interest therein.
(3)	Includes a total of 3,762,631 shares for all officers combined that are not outstanding as of the date of this report, but which may be acquired within 60 days after the Record Date upon exercise of options. 1,818 shares are pledged as security by an executive officer.

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Chief Executive Officer Pay Ratio

The Dodd-Frank Reform and Consumer Protection Act includes a mandate that public companies disclose the ratio of the compensation of their Chief Executive Officer to their median employee (“CEO Pay Ratio”). The CEO Pay Ratio for 2024 is 55.5:1. We determined the CEO Pay Ratio by dividing the total 2024 compensation of the Chief Executive Officer as disclosed in the Summary Compensation Table above by the total 2024 compensation of the median employee, using the same components of compensation as used in the Summary Compensation Table for the Chief Executive Officer.

We previously reviewed the compensation of all employees who were employed on December 31, 2023, and identified the median-compensated employee for the year then ended using 2023 W-2 gross wages. This median-compensated employee was used to calculate the CEO Pay Ratio for the 2023 fiscal year. It is no longer appropriate to use that median-compensated employee for 2024 because their employment terminated with the Company in early 2024. Accordingly, we identified another employee who was employed on December 31, 2024, and whose compensation is substantially similar to the original median-compensated employee based on the compensation measure used to select the original median-compensated employee.

We then computed the ratio by reference to that employee’s total compensation for the year 2024, which was $75,054. The total compensation of the Chief Executive Officer Charles E. Bradley, Jr. in 2024 was $4,165,611.

Compensation Committee Interlocks and Insider Participation

During fiscal 2024, the Compensation Committee consisted of Mr. Wood (chairman), Mr. Grounds, and Mr. Roberts.  None of the members of the Compensation Committee is a present or past employee or officer of the Company or its subsidiaries. During the fiscal year 2024, none of our executive officers served on the board of directors or compensation committee of another company that had an executive officer who served on our Board or our Compensation Committee. As discussed below under the heading “Certain Transactions – Other Transactions” to which discussion the reader is directed, Mr. Roberts sold 100,000 shares to the Company on September 15, 2025, as part of the Company’s stock repurchase program.

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PAY VERSUS PERFORMANCE

Pay versus Performance Chart

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K , we are providing the following information for the five most recent fiscal years. The Compensation Committee did not consider the disclosures below in making its compensation decisions. For information on our compensation decisions and policies related to Company performance, see the “Compensation Discussion and Analysis” section above.

The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and our non-PEO Named Executive Officers (collectively, the “NEOs”) as presented in the “Summary Compensation Table” (the “SCT”) section above, (ii) the “compensation actually paid” (“CAP”) to our PEO and our and non-PEO NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1) (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)	Value of Initial Fixed $100 Investment Based On:		Net Income	Diluted EPS (4)
					Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$4,165,611	$3,258,651	$839,162	$758,397	$322.26	$187.92	$19,203,000	$0.79
2023	4,000,342	4,586,692	836,241	998,575	278.04	149.92	45,343,000	1.80
2022	10,861,201	4,422,946	979,271	(33,768)	262.61	117.64	85,983,000	3.23
2021	4,690,660	10,294,090	1,023,185	2,586,673	351.63	143.81	47,524,000	1.84
2020	3,914,056	5,093,755	905,150	1,331,479	125.82	115.05	21,677,000	0.90

(1)	In each year identified, our PEO was Mr. Bradley. For the fiscal year ended December 31, 2024, our non-PEO NEOs were Mr. Lavin, Mr. Bharwani, Ms. Robinson, and Mr. Terry. For the fiscal year ended December 31, 2023, our non-PEO NEOs were Mr. Lavin, Mr. Bharwani, Ms. Robinson, and Ms. Laurie Straten. For the fiscal year ended December 31, 2022, our non-PEO NEOs were Mr. Lavin, Mr. Bharwani, Ms. Robinson, Ms. Laurie Straten, and Mr. Jeffrey Fritz. For the fiscal years ended December 31, 2020 and 2021, our non-PEO NEOs were Mr. Jeffrey Fritz, Mr. Lavin, Ms. Robinson, and Ms. Laurie Straten.

(2)	The table below describes adjustments made to the calculation of CAP in accordance with Item 402(v) of Regulation S-K, to the amounts previously reported in the SCT. The adjustments are as follows:

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	PEO	PEO	PEO	PEO	PEO	Average for Non-PEO NEOs	Average for Non-PEO NEOs	Average for Non-PEO NEOs	Average for Non-PEO NEOs	Average for Non-PEO NEOs
Fiscal Year	2024	2023	2022	2021	2020	2024	2023	2022	2021	2020
Summary Compensation Table Total	$4,165,611	$4,000,342	$10,861,201	$4,690,660	$3,914,056	$839,162	$836,241	$979,271	$1,023,185	$905,150
Deduct Amounts Reported under the “Option Awards” in the SCT	–	–	(5,885,850)	(795,300)	(318,696)	–	–	(268,920)	(198,825)	(132,790)
Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year	–	–	(1,280,850)	1,836,900	357,120	–	–	(70,578)	459,225	148,800
Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(235,800)	(187,830)	2,212,695	4,467,225	1,170,000	(7,695)	10,655	(798,133)	1,273,656	417,500
Add, for awards that are granted and vest in the same year, the fair value as of the vesting date	–	–	–	–	–	–	–	–	–	–
Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(671,160)	774,180	451,695	94,605	(28,725)	(73,069)	151,679	124,592	29,431	(7,181)
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year	–	–	(1,935,945)	–	–	–	–	–	–	–
Compensation Actually Paid	$3,258,651	$4,586,692	$4,422,946	$10,294,090	$5,093,755	$758,397	$998,575	$(33,768)	$2,586,673	$1,331,479

(3)	Total Shareholder Return assumes $100 was invested in our common stock and in a peer group on December 31, 2019 and assumes the reinvestment of dividends and is cumulative for the measurement periods beginning on that date and ending on the last fiscal day in 2024, 2023, 2022, 2021, and 2020, respectively. The peer group is represented by the Nasdaq OMX Financial Services Index. The amounts disclosed in Total Shareholder Return for 2023 and Peer Group Total Shareholder Return for 2020 through 2023 represent a correction to previously reported amounts.

(4)	In the Company’s assessment as required by Item 402(v), Diluted EPS is the financial performance measure that is the most important financial performance measure (other than total shareholder return and net income) used by the Company for the most recently completed fiscal year to link CAP to performance.

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Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return (Company and Peer Group)

The graph below shows the relationship between (A) (i) the CAP to our PEO and the average CAP to the non-PEO NEOs, and (ii) the Company’s total shareholder returns, and (B) the Company’s total shareholder return versus the peer group’s total shareholder returns across the last five completed fiscal years.

CAP vs. TSR (Company and Peer Group)
CAP ($ in millions)
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
Value of Fixed $100 Investment
$400
$350
$300
$250
$200
$150
$100
$50
$0
$352
$322
$278
$263
$10.29
$5.09
$4.59
$188
$144
$4.42
$126
$118
$3.26
$150
$115
$2.59
$1.33
$1.00
$0.76
($0.03)
2020
2021
2022
2023
2024
Fiscal Year
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to PEO
Nasdaq Financial Services
CPSS

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Relationship Between Compensation Actually Paid and Net Income

The graph below shows the relationship between (i) the CAP to our PEO and the average CAP to the non-PEO NEOs, and (ii) the Company’s net income during the last five completed fiscal years.

CAP vs. Net Income
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
CAP ($ in millions)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Net Income ($ in thousands)
$85,983
$10.29
$5.09
$47,524
$45,343
$19,203
$21,677
$4.42
$4.59
$3.26
$1.33
$2.59
$1.00
$0.76
($0.03)
2020
2021
2022
2023
2024
Fiscal Year
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to PEO
Net Income

41

Relationship Between Compensation Actually Paid and Diluted EPS

The graph below shows the relationship between (i) the CAP to our PEO and the average CAP to the non-PEO NEOs, and (ii) the Diluted EPS.

CAP vs. Diluted EPS
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)
CAP ($ in millions)
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Diluted EPS
$10.29
$3.23
$5.09
$1.84
$4.42
$1.80
$4.59
$3.26
$0.90
$0.79
$2.59
$1.33
$1.00
$0.76
($0.03)
2020
2021
2022
2023
2024
Fiscal Year
Average Compensation Actually Paid to Non-PEO NEOs

Financial Performance Measures

In accordance with Item 402(v) of Regulation S-K below is an unranked list of financial performance measures which in our assessment represents the most important financial measures used by the Company to link CAP to the PEO and non-PEO NEOs for the most recently completed fiscal year.

Diluted EPS
Revenue
Net Interest Margin

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CERTAIN TRANSACTIONS

Subordinated Notes. The Company has offered and sold its subordinated notes in a continuous public offering. Executive officer Teri L. Robinson has purchased such notes directly from the Company in the offering, in each case on the same terms then offered to the public generally. The largest aggregate amount of principal outstanding on Ms. Robinson’s notes in 2024 was $459,351. The amount of principal outstanding on Ms. Robinson’s notes as of October 23, 2025 was $122,397. In 2024, the Company paid $496,663of principal on Ms. Robinson’s notes, which includes principal paid more than once due to the renewal of matured notes during the year. In 2024, the Company paid $23,125 of interest at rates fixed at the time of purchase of each note. The interest rate on Ms. Robinson’s notes ranges from 5.40% to 8.90%.

Executive officer Steve Schween purchased such subordinated notes from the Company before he became an executive officer. The largest aggregate amount of principal outstanding on Mr. Schween’s note in 2024 was $665,460. The amount of principal outstanding as of October 23, 2025 was $665,460. In 2024, no principal was paid on the note and the Company paid $148,013 in interest at a rate fixed at the time of purchase of the note. The interest rate on the note is 12.25%.

Employment. Ms. Noel Jackson, an executive officer and the Company’s Senior Vice President of Servicing, is the sister of Mr. Bradley, the Company’s Chief Executive Officer and chairman of the board. For fiscal year 2024, Ms. Jackson received annual compensation of a base salary of $181,000 and was also eligible for an award under the Executive Management Bonus Plan which was approved by the Compensation Committee. Ms. Jackson’s employment with the Company was authorized by the Board of Directors and her base salary and Executive Management Bonus Plan award is reviewed and approved by the Compensation Committee on an annual basis.

Other Transactions. On June 14, 2024, and as part of the Company’s stock repurchase program, the Company purchased directly from the Company’s chief executive officer, Charles E. Bradley, Jr., 50,000 shares of Company common stock at the previous day’s market closing price of $8.98. The dollar amount involved in the transaction and Mr. Bradley’s interest in the transaction was $449,000. On September 10, 2024, the Company purchased an additional 70,000 shares of Company common stock at the market closing price of $9.85 per share from Mr. Bradley, and Mr. Bradley’s interest in the transaction was $689,500. On September 15, 2025, as part of the Company’s stock repurchase program, the Company purchased directly from the Company’s director, William B. Roberts, 100,000 shares of Company common stock at that day’s closing price of $8.62. The dollar amount involved in the transaction and Mr. Robert’s interest in the transaction was $862,000.

Policy on Related Party Transactions and Director Independence. It is the Company’s policy that transactions with related parties having a control or fiduciary relationship with the Company who personally benefit from such transactions may take place only if approved by the Audit Committee or by the members of the Board who are disinterested with respect to the transaction, and independent in accordance with the standards for director independence prescribed by Nasdaq.  Such policy is maintained in writing in the charter of the Audit Committee.  The Audit Committee has given general approval to executive officer purchases of subordinated notes that are on terms and rates then available to the public, including the purchases by Ms. Robinson. The transactions with Mr. Schween were not subject to approval because they were entered into before Mr. Schween was an executive officer. The repurchases by the Company from Mr. Bradley were made pursuant to the Company’s stock repurchase program but were not preapproved. The Audit Committee subsequently ratified the Company’s transactions with Mr. Bradley.

The nine directors of the Company following the Annual Meeting will be (assuming the election of each of the nominees named in this proxy statement) Charles E. Bradley, Jr., Stephen H. Deckoff, Louis M. Grasso, William W. Grounds, Brian J. Rayhill, William B. Roberts, James E. Walker III, Gregory S. Washer, and Daniel S. Wood, of whom Messrs. Rayhill, Grasso, Washer, and Wood compose the Audit Committee. The Board has concluded that other than Mr. Bradley (who is the Company’s Chief Executive Officer), each of the other nominees is independent in accordance with the director independence standards prescribed by Nasdaq, and has determined that none of them has a material relationship with the Company that would impair his independence from management or otherwise compromise his ability to act as an independent director.

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FURTHER INFORMATION RELATING TO THE ANNUAL MEETING

Voting of Shares

The Board recommends that an affirmative vote be cast in favor of each of the nominees and proposals listed on the proxy card. The Board knows of no other matters that may be brought before the Annual Meeting which require submission to a vote of the shareholders. If any other matters are properly brought before the meeting, however, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company’s transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. In general, California law provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy, that is, a minimum of 11,035,524 shares of the 22,071,046 shares outstanding at the Record Date.

You are entitled to one vote per share on each matter other than election of directors. As to election of directors, you may cumulate votes and give any nominee an aggregate number of votes equal to the number of directors to be elected (nine) times the number of your shares, or distribute that number of votes among as many nominees as you see fit. However, no one will be entitled to cumulate votes for any nominee unless the nominee’s name has been placed in nomination prior to the voting and the shareholder wishing to cumulate votes has given notice at the Annual Meeting prior to the voting of his intention to cumulate votes. If anyone has given such notice, all shareholders may cumulate their votes for nominees. We are seeking discretionary authority to cumulate votes of shares represented by proxies. The nine persons properly placed in nomination at the meeting and receiving the most affirmative votes will be elected as directors.

For the frequency of future advisory votes on named executive officer compensation, the option that receives the highest number of votes cast will be considered the advisory vote by the shareholders. Approval of each of the other proposals requires the affirmative vote of a majority of those shares voting on the proposal, provided that such affirmative votes are at least a majority of the required quorum, that is, the affirmative votes must be greater than the negative votes, and must be no less than 5,517,763. Provided that at least the minimum number of affirmative votes are cast in favor of such proposals, an abstention will have no effect on the outcome; however, if less than 5,517,763 affirmative votes are cast in favor of such proposals, then each abstention will have an effect equivalent to that of a negative vote.

The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy that is returned using the form of proxy enclosed and that is not marked as to a particular item will be voted “FOR” the director nominees named in this proxy statement, “FOR” ratification of Crowe as the Company’s auditors for the fiscal year 2025, “FOR” the approval, on an advisory basis, of named executive officer compensation; “FOR” the approval of the Company’s 2025 Equity Incentive Plan; “1 YEAR”, on an advisory basis, as to the frequency of future advisory votes on named executive officer compensation; and will be deemed to grant discretionary authority to vote upon any other matters properly coming before the Annual Meeting, including procedural matters such as a recess or adjournment. We believe that brokers holding shares for their customers in general will not be permitted to vote without instruction from their customers on any proposal other than ratification of the selection of independent auditors. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”), those shares will be considered as abstentions with respect to that matter, and will have the effect of abstentions as described above. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

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Shareholder Nominations and Proposals

Under Rule 14a-8, in order to be considered for inclusion in our proxy statement and form of proxy for the 2026 Annual Meeting, any proposals by shareholders intended to be presented at such meeting must be received by the Secretary of the Company at 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169 no later than June 30, 2026, which is 120 calendar days before the date our proxy statement was released to shareholders in connection with the 2025 Annual Meeting. However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from the date of the 2025 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2026 Annual Meeting.  In addition, such proposals must comply with Rule 14a-8 adopted under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials.

Notice of any director nomination, or other shareholder proposal (not pursuant to Rule 14a-8 of the Exchange Act and not intended to be included in the proxy statement and form of proxy relating to the 2026 Annual Meeting), that a shareholder intends to present at the 2026 Annual Meeting must be delivered to the Secretary of the Company by mail at the address given above, no later than September 20, 2026, which is 60 calendar days prior to the anniversary of the 2025 Annual Meeting. However, if the date of the meeting has changed by more than 30 calendar days from the date of the 2025 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by us. The proxy we solicit for the 2026 Annual Meeting will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a shareholder at that meeting for which we have not been provided with such notice.

We strongly encourage shareholders who wish to submit a proposal or nomination to seek independent counsel. The above-mentioned nominations and proposals must also comply with the Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in the Bylaws. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any director nomination or proposal that does not comply with the foregoing and other applicable requirements.

Availability of Annual Report on Form 10-K

The Company has filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Shareholders can also access this proxy statement at www.consumerportfolio.com/AnnualMeeting2025.html and the Company’s Annual Report on Form 10-K at www.consumerportfolio.com/2025Form10K.html. Shareholders may also obtain, without charge, a copy of the Company’s annual report on Form 10-K, upon written request. Any such request should be directed to “Corporate Secretary, Consumer Portfolio Services, Inc., 3800 Howard Hughes Parkway, Suite 1400, Las Vegas, Nevada 89169.” We will provide copies of exhibits to the Annual Report on Form 10-K, if requested, but will charge a reasonable fee per page to any requesting shareholder. The request must include a representation by the shareholder that as of October 23, 2025, the shareholder was entitled to vote at the Annual Meeting.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks, trustees and other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

45

A number of banks, brokers, trustees and other nominees with account holders who are our shareholders may be householding our proxy materials. A single notice of annual meeting, proxy statement and annual report may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank, broker, trust or other nominee that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of annual meeting, proxy statement, and annual report, please notify your bank, broker, trust or other nominee and direct your request to c/o the Secretary of the Company at the Company’s principal executive office. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank, broker, trust or other nominee.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the associated proxy to vote on such matters in accordance with their best judgment.

46

Appendix A

CONSUMER PORTFOLIO SERVICES, INC.

2025 EQUITY INCENTIVE PLAN

Section 1. Purposes of Plan. The purposes of this Plan are to (a) attract and retain the most talented Participants available, and (b) promote the growth and success of the Company’s business, (i) by aligning the long-term interests of Participants with those of the shareholders by providing an opportunity to acquire an interest in the Company and (ii) by providing both rewards for exceptional performance and long-term incentives for future contributions to the success of the Company and its Subsidiaries.

Section 2. Definitions. Capitalized terms used in this Plan have the meanings given below. Additional defined terms are set forth in other sections of this Plan.

(a) “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Section 409A of the Code.

(b) “Accelerated” means, with respect to such Participant and one or more specified Awards: (i) any and all Stock Options and Stock Appreciation Rights become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term, (ii) any restriction periods and restrictions imposed on Restricted Stock or Restricted Stock Units that are not performance-based shall lapse, and (iii) the restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(c) “Active Status” mean (i) for Employees, the absence of any interruption or termination of service as an Employee, (ii) for Directors, that the Director has not been removed from the Board for cause (as determined by the Company’s shareholders), and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or any Subsidiary or the occurrence of any termination event as set forth in such person’s Award Agreement. Active Status shall not be considered interrupted (A) for an Employee in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence properly taken in accordance with the policies of the Company or any applicable Subsidiary as may be in effect from time to time, and (B) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company or any Subsidiary which has been granted in writing by an authorized officer of the Company. Whenever a mandatory severance period applies under applicable law with respect to a termination of service as an Employee, Active Status shall be considered terminated upon such Employee’s receipt of notice of termination in whatever form prescribed by applicable law.

(d) “Award” means any grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Restricted Stock Unit, Performance Stock, a Performance Stock Unit, Other Stock-Based Award or any other type of award permitted under this Plan.

(e) “Award Agreement” means a written or electronic agreement between the Company and the Participant that shall contain the terms and conditions of an Award.

(f) “Benefit Arrangement” shall have the meaning set forth in Section 22(c).

(g) “Board” means the Board of Directors of the Company.

(h) “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

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(i) “Change of Control” means the 1st day that any one or more of the following conditions have been satisfied: (i) the sale, liquidation or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions, (ii) an acquisition (other than directly from the Company) of any outstanding voting securities by any person, after which such person (as the term is used for purposes of Section 13(d) or 14(d) of the Exchange Act) has Beneficial Ownership of 25% or more of the then outstanding voting securities of the Company, other than a Board approved transaction, (iii) during any 36-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided however that except as set forth in this Section 2(i)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 36-month period, shall be deemed to have satisfied such 36-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of or with the approval of at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director, or (iv) a merger, consolidation or reorganization of the Company, as a result of which the shareholders of the Company immediately prior to such merger, consolidation or reorganization own directly or indirectly immediately following such merger, consolidation or reorganization less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation or reorganization.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the rules and regulations promulgated under such provision.

(k) “Committee” means, subject to Section 3(a), the Compensation Committee of the Board (or any successor committee thereof with the same or similar authority) or such other committee of the Board designated by the Board to administer this Plan and composed of two or more Directors, each of whom may be a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

(l) “Common Stock” means shares of common stock, without par value, of the Company.

(m) “Company” or “CPS” means Consumer Portfolio Services, Inc., a California corporation, or any successor thereof.

(n) “Consultant” means any person, except an Employee, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

(o) “Director” means a member of the Board.

(p) “Disability” shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect, and (ii) in all other cases, the term “Disability” as used in this Plan shall have the same meaning as set forth under the Company’s long-term disability plan applicable to the Participant as may be amended from time to time, and in the event the Company does not maintain any such plan with respect to a Participant, a physical or mental condition resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing such Participant’s usual and customary employment with the Company or a Subsidiary, as the case may be, for a period of not less than 120 days or such other period as may be required by applicable law.

(q) “Discretion” means in the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat a Participant in a manner consistent with the treatment afforded other Participants with respect to this Plan, which may be set forth in an Award Agreement or otherwise.

(r) “Effective Date” shall have the meaning set forth in Section 20.

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(s) “Eligible Director” shall mean (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and (ii) an “independent director” under the rules of Nasdaq or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(t) “Employee” shall mean any Person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary of the Company. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company. Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U.S. Department of Labor, or other person or entity as, common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the rules and regulations promulgated under such provision.

(v) “Fair Market Value” with respect to a share of Common Stock as of any date means (i) the closing sales price for a share of Common Stock on such day (or, if such day is not a trading day or no sales of Common Stock occur on such date, on the preceding trading day on which there was a sale of Common Stock on such market) on Nasdaq, (ii) if the Common Stock is not listed on such an exchange but is traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the last bid and asked prices) for Common Stock on the particular date, or the last preceding date on which there was a sale of Common Stock on such market, or (iii) if the Common Stock is not listed on an exchange or market referenced in clauses (i) or (ii), then the price determined in good faith by the Committee on the basis of such considerations as the Committee deems appropriate from time to time. The Committee also shall establish the Fair Market Value of any other property. Notwithstanding the foregoing, in the case of an Award intended to be exempt from Section 409A of the Code, the Fair Market Value of such Award shall be determined in accordance with Section 409A of the Code.

(w) “Incentive Option” means an option to purchase Common Stock that meets the requirements set forth in this Plan and also meets the definition of an incentive stock option set forth in Section 422 of the Code.

(x) “Misconduct” means any of the following; provided, however, that with respect to Non-Employee Directors, “Misconduct” shall mean subsection (viii) only: (i) any material breach of an agreement between the Participant and the Company or any Subsidiary which, if curable, has not been cured within 20 days after the Participant has been given written notice of the need to cure such breach, or which breach, if previously cured, recurs, (ii) willful unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary by the Participant, (iii) the Participant’s continued willful and intentional failure to satisfactorily perform Participant’s essential responsibilities, provided that the Participant has been given at least 30 days’ written notice of the need to cure the failure and cure has not been effected within that time period, or which failure, if previously cured, recurs, (iv) material failure of the Participant to comply with rules, policies or procedures of the Company or any Subsidiary as they may be amended from time to time, provided that the Participant has been given at least 30 days’ written notice of the need to cure the failure, if such failure is curable, and cure has not been effected within that time period, or which failure, if previously cured, recurs, (v) Participant’s dishonesty, fraud or gross negligence related to the business or property of the Company or any Subsidiary, (vi) personal conduct that is materially detrimental to the business of the Company or any Subsidiary, (vii) conviction of or plea of nolo contendere to a felony, or (viii) in the case of Non-Employee Directors, the removal from the Board for cause (as determined by the Company’s shareholders).

(y) “Nasdaq” means the Nasdaq Stock Market, or such other principal stock market or exchange that is the principal United States stock market or exchange on which the Common Stock is then quoted or regularly trades.

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(z) “Non-Employee Director” means a Director who is not also an officer or an Employee of the Company or any Subsidiary.

(aa) “Non-Employee Director Limit” shall have the meaning set forth in Section 12.

(bb) “Nonqualified Option” means an option to purchase Common Stock that meets the requirements set forth in this Plan but does not meet the definition of an incentive stock option set forth in Section 422 of the Code.

(cc) “Other Agreement” shall have the meaning set forth in Section 22(c).

(dd) “Other Stock-Based Award” means any right granted under Section 11, including but not limited to Unrestricted Stock.

(ee) “Parachute Payment” shall have the meaning set forth in Section 22(c).

(ff) “Participant” means any individual designated by the Committee under Section 6 for participation in this Plan who is (i) an Employee (including an officer or Director who is also an Employee) of the Company or any Subsidiary, (ii) a Non-Employee Director, or (iii) a Consultant or advisor of the Company or any Subsidiary.

(gg) “Performance Stock” means an Award that is a bookkeeping entry representing a right granted to a Participant pursuant to an Award made under Section 10 to receive shares of Common Stock (or Restricted Stock) to be issued and delivered upon the attainment of one or more performance goals during a performance period established by the Committee, as provided in Section 10.

(hh) “Performance Stock Unit” means an Award that is the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more shares of Common Stock, to be paid upon the attainment of one or more performance goals during a performance period established by the Committee, as provided in Section 10.

(ii) “Person” means any individual, entity or group.

(jj) “Plan” means this Consumer Portfolio Services, Inc. 2025 Equity Incentive Plan, as it may be amended or restated from time to time.

(kk) “Prior Plan” means the CPS 2006 Long-Term Equity Incentive Plan.

(ll) “Regulation T Stock Option Exercise” shall have the meaning set forth in Section 8(c).

(mm)   “Resignation (or Resign) for Good Reason” shall mean any voluntary termination by written resignation of the Active Status of any Employee after a Change of Control because of: (i) a material reduction in the Employee’s authority, responsibilities or scope of employment; (ii) an assignment of duties to the Employee inconsistent with the Employee’s role at the Company (including its Subsidiaries) prior to the Change of Control, (iii) a reduction in the Employee’s base salary or total incentive compensation; (iv) a material reduction in the Employee’s benefits unless such reduction applies to all Employees of comparable rank; or (v) the relocation of the Employee’s primary work location more than fifty miles from the employee’s primary work location prior to the Change of Control; provided that the Employee’s written notice of voluntary resignation must be tendered within 1 year after the Change of Control, and shall specify which of the events described in (i) through (v) resulted in the resignation. An Employee must give notice of the existence of “good reason” within 90 days after it first occurs, and the Company has 30 days to cure.

(nn) “Restricted Period” means the length of time established relative to an Award during which the Participant cannot sell, assign, transfer, pledge or otherwise encumber the Common Stock or units (including any bookkeeping entry of a right) subject to such Award and at the end of which the Participant obtains an unrestricted right to such Common Stock or units (including any bookkeeping entry of a right).

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(oo) “Restricted Stock” means an Award that is a grant of Common Stock subject to forfeiture or a Restricted Period, or both, and such other terms and conditions determined by the Committee, as provided in Section 9.

(pp) “Restricted Stock Unit” means an Award that is a bookkeeping entry representing a right granted to a Participant to receive shares of Common Stock or their cash equivalent (or both) to be issued and delivered at the end of a specified period subject to forfeiture, a Restricted Period, or both, and such other terms and conditions determined by the Committee, as provided in Section 9.

(qq) “Retirement” shall mean, (i) with respect to any Employee, voluntary termination of employment after age 55 and at least 10 years of credited service with the Company or any Subsidiary (but only during the time the Subsidiary was a Subsidiary), as determined by the Committee in its sole discretion, and (ii) with respect to any Non-Employee Director, ceasing to be a Director pursuant to election by the Company’s shareholders or by voluntary resignation with the approval of the Board’s chair after having attained the age of 55 years and served continuously on the Board for at least 6 years.

(rr) “Securities Act” means the Securities Act of 1933, as amended. Any reference to a specific provision of the Securities Act includes any successor provision and the rules and regulations promulgated under such provision.

(ss) “Share Limit” shall have the meaning set forth in Section 5(a).

(tt) “Stock Appreciation Right” means an Award that is a right to receive the appreciation in the Fair Market Value, or a portion of the appreciation in the Fair Market Value, of a specified number of shares of Common Stock, as provided in Section 8.

(uu) “Stock Option” means the right to purchase Common Stock at a stated price for a specified period of time, including an Incentive Option and Nonqualified Option.

(vv) “Subsidiary” means any corporation, limited liability company, partnership or any other entity in which the Company owns, directly or indirectly, stock or other ownership interest therein, possessing more than 50% of the combined voting power of all classes of stock or other ownership interest.

(ww)    “Substitute Award” means any shares of Common Stock that are issued by the Company or any Subsidiary in substitution for outstanding awards, and any awards that are assumed by or otherwise become obligations of the Company or a Subsidiary, in connection with any merger, consolidation, acquisition of property or shares, reorganization or similar transaction.

(xx) “Unrestricted Stock” means Common Stock issued under this Plan that is not subject to either a risk of forfeiture or Restricted Period.

Section 3. Administration.

(a)    Administration of this Plan by the Committee and Other Persons. This Plan shall be administered by the Committee; provided that the Committee may delegate all or a portion of its powers, authority and obligations under this Plan (and any Award Agreement), including the authority to grant Awards without further approval of the Board or Committee, to (i) one or more separate committees consisting of members of the Committee or other members of the Board who are Eligible Directors or (ii) one or more officers of the Company, or such persons’ delegate(s) who are officers of the Company, to the extent permitted under California corporate law and excluding any grants of Awards to Participants who are subject to Section 16 of the Exchange Act. All references in this Plan to the “Committee” also shall be deemed to refer to the foregoing Persons in this Section 3(a) as applicable.

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(b)    Authority of the Committee. Subject to the provisions of this Plan, the Committee shall determine, from those who are or become eligible to be Participants under this Plan in accordance with Section 6, the individuals or class of individuals to be granted Awards, the type of Awards and the amount or maximum amount of Common Stock or rights covered by Awards to be granted to each such individual or class of individuals, and the terms and conditions of any Awards, including but not limited to, the rights of Participants with respect to an Award upon any termination of employment or service or Change of Control, under what circumstances the vesting of any Award will be Accelerated, and to what extent and under what circumstances an Award may be settled, cancelled, forfeited, exchanged or surrendered. In addition to the authority specifically granted to the Committee in this Plan and subject to Section 21, the Committee is authorized to: interpret this Plan; promulgate, amend and rescind rules and regulations relating to this Plan; correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of this Plan or an Award Agreement; and make all other determinations necessary or advisable for administration of this Plan. Interpretation and construction of any provision of this Plan by the Committee shall be final and conclusive.

Section 4. Indemnification of Committee Members. Members of the Committee and any Employee of the Company or a Subsidiary to whom authority or administrative responsibilities has been delegated shall not be liable for any action or determination made in good faith with respect to this Plan. In addition to such other rights of indemnification as they may have, each member of the Board and the Committee, and any other officer or member of any other committee to whom a delegation under Section 3(a) has been made, shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, up to the maximum extent permitted by applicable law and the Company’s governing documents; provided, however, that within 60 days after receipt of notice of institution of any such action, suit or proceeding, an indemnified person under this Section 4 shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same upon confirmation of the Company’s obligations under this Section 4.

Section 5. Maximum Number of Shares Subject to Plan; Share Usage.

(a)    Share Limit. Shares of Common Stock issued or to be issued under this Plan shall be authorized but unissued Common Stock. Subject to the other provisions of this Section 5, the maximum number of shares of Common Stock which may be issued pursuant to Awards granted under this Plan or with respect to which Awards may be granted under this Plan shall not exceed in the aggregate (i) 4,501,330 shares of Common Stock plus (ii) the number of shares of Common Stock that, as of the Effective Date were subject to awards granted under the Prior Plan and that, on or after the Effective Date, expire or are forfeited, surrendered, terminated (other than by exercise), cancelled, lapsed or reacquired by the Company prior to vesting, without the delivery of any shares of Common Stock in accordance with the terms of such Prior Plan, and comply with the share recycling provisions of the Prior Plan and Section 5(c) of this Plan (in each case, subject to adjustments as provided in this Section 5) (the “Share Limit”).

(b)    Share Counting. Awards issued under this Plan shall count against the Share Limit on the date of grant as one share of Common Stock for each share of Common Stock covered by such Awards.

(c)    Share Recycling. If any shares of Common Stock covered by an Award are not purchased and are forfeited, cancelled, reacquired by the Company prior to vesting or expired (whether voluntarily or involuntarily), or if an Award otherwise expires or terminates without delivery of Common Stock subject thereto, then the number of shares of Common Stock related to such Award to the extent so forfeited, cancelled, reacquired by the Company, expired or terminated shall not be counted against the Share Limit and shall again be available for making Awards (in accordance with Section 5(b)) under this Plan after such event. Notwithstanding the foregoing, there shall not be added back to the Share Limit: (i) shares of Common Stock tendered by Participants to, or withheld by, the Company as full or partial payment to the Company of the exercise price of Stock Options; (ii) shares of Common Stock reserved for issuance upon the grant of Stock Appreciation Rights, to the extent that the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon the exercise of the Stock Appreciation Rights; (iii) shares of Common Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the exercise of, or upon the lapse of restrictions on or settlement of, an Award; and (iv) shares of Common Stock repurchased on the open market with the proceeds of a Stock Option exercise.

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(d)    Substitute Awards. Any Substitute Award shall not be counted against the Share Limit; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify as Incentive Options shall be counted against the limit with respect to Incentive Options. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under this Plan and shall not count toward the Share Limit.

(e)    Stock Dividends, Distributions, Stock Splits, Recapitalizations, and Similar Events. The number of shares of Common Stock with respect to each outstanding Award, the exercise price per share with respect to outstanding Stock Options, the strike price with respect to outstanding Stock Appreciation Rights, and the Share Limit to an individual Participant during the term of this Plan shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, extraordinary dividends or distributions (whether in cash, shares, or other property, other than a regular cash dividend), stock splits, recapitalizations, mergers, consolidations, split-up, spin-off, combinations, exchanges of shares or reorganizations of or by the Company (and the adjusted Awards shall be subject to the same restrictions and conditions applicable to the original Award); provided, however, that no fractional shares shall be issued pursuant to this Plan, no Awards may be granted under this Plan with respect to fractional shares, and any fractional shares resulting from such adjustments or otherwise shall be eliminated from any outstanding Award.

Section 6. Participants. The Committee shall determine and designate from time to time, in its Discretion, those individuals who are Employees (including Directors who are also Employees), Non-Employee Directors, Consultants or advisors of the Company or any Subsidiary to receive Awards. Subject to the provisions of this Plan, the Committee may authorize in advance the grant of Awards to individuals or classes of individuals who are not at the time of Committee authorization, but who subsequently become, eligible to participate in this Plan; provided, however, that (i) for all purposes of this Plan, the date of grant of any Award made to an individual pursuant to such authorization shall be no earlier than the date on which such individual becomes eligible to participate in this Plan, and (ii) such authorization shall prescribe the principal terms or range of terms of the Awards that may be made to such individuals or classes of individuals including, without limitation, the type or types of Awards and the number or maximum number of shares of Common Stock to be covered by such Awards. No individual shall have any right to be granted an Award solely due to an Award being granted to such individual at any prior time, or because a similarly situated individual is or was granted an Award under similar circumstances.

Notwithstanding any other provision of this Plan, the Committee may authorize Substitute Awards under this Plan upon such terms and conditions as it may deem appropriate, subject to the listing requirements Nasdaq and applicable law.

Section 7. Award Agreement. Each Award granted under this Plan shall be evidenced by an Award Agreement, as may be approved by the Committee. An Award Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such agreement, shall be bound by the terms and restrictions of this Plan and of such agreement. The terms of each Award Agreement shall be in accordance with this Plan, but such agreements may include such additional provisions and restrictions as determined by the Committee, including that any Participant agree in writing to comply with any confidentiality, non-solicitation, non-competition and non-disparagement provisions and covenants as a condition to receiving such Award, provided that such additional provisions and restrictions do not violate the terms of this Plan.

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Section 8. Stock Options and Stock Appreciation Rights.

(a)    Stock Options. Subject to the terms of this Plan, the Committee, in its Discretion, may grant to Participants either Incentive Options, Nonqualified Options or any combination thereof; provided, however, that an Incentive Option only may be granted to an Employee of the Company or a Subsidiary, and in the case of a Subsidiary only if (i) the Subsidiary is treated as a disregarded entity owned by the Company, or (ii) the Subsidiary is a corporation (or is treated as a disregarded entity owned by a corporation) 50% or more of the combined voting power of all classes of stock of which is owned, directly or indirectly, by the Company. Each Award Agreement for a Stock Option granted under this Plan shall designate whether such Stock Option is intended to be an Incentive Option or Nonqualified Option, the number of shares of Common Stock covered thereby, the exercise price per share for which the shares of Common Stock covered by such Stock Option may be purchased, the date of grant (which may not be prior to the date of the Committee’s approval of the Award), the expiration date, and such other terms as determined by the Committee in its Discretion. No Incentive Option may be granted under this Plan to any one Participant which would result in the aggregate Fair Market Value of underlying Common Stock (determined as of the date the option is granted) with respect to which Incentive Options first become exercisable by such Participant in any calendar year (under this Plan and any other plan or agreement of the Company or any Subsidiary) exceeding $100,000 (or such other amount as may be specified in Section 422 of the Code). To the extent that the aggregate Fair Market Value of shares of Common Stock (determined at the date such Stock Option was granted) with respect to which Stock Options designated as Incentive Options first become exercisable by a Participant in any calendar year (under this Plan and any other plan or agreement of the Company or any Subsidiary) exceeds $100,000 (or such other amount as may be specified in Section 422 of the Code), such excess Stock Options shall be treated as Nonqualified Options.

(b)    Stock Option Exercise Price. The Committee, in its Discretion, shall establish the exercise price per share for which the shares of Common Stock covered by the Stock Option may be purchased. The exercise price per share of a Stock Option (except for a Substitute Award or a 409A Award) shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Stock Option is granted; provided, however, that with respect to an Incentive Option granted to a Participant who as of the grant date owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the exercise price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date such Stock Option is granted. The exercise price per share shall be subject to adjustment in accordance with the provisions of Section 5.

(c)    Method of Exercise and Payment of Stock Option Exercise Price. No shares of Common Stock shall be delivered pursuant to any exercise of a Stock Option until the Participant has paid the exercise price to the Company in full, and an amount equal to any U.S. federal, state and local income and employment taxes and non-U.S. income and employment taxes, social contributions and any other tax-related items required to be withheld. Stock options may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third-party administrator) in accordance with the terms of the Award Agreement accompanied by payment of the exercise price and such applicable taxes. At the time of the exercise in whole or in part of any Stock Option granted hereunder, payment of the exercise price shall be made in cash by the Participant for the shares so purchased; provided that in the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the exercise price in whole or in part also may be made: (i) by the Participant delivering shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price of the shares so purchased; (ii) by the Company retaining from the shares of Common Stock to be delivered upon exercise of the Stock Option that number of shares having a Fair Market Value on the date of exercise equal to the exercise price of the shares so purchased; (iii) by irrevocable instructions to a stock broker to promptly deliver to the Company payment of the exercise price for the shares so purchased from the proceeds of the stock broker’s sale of or loan against some or all of the shares (a “Regulation T Stock Option Exercise”); or (iv) in such other manner as the Committee determines is appropriate.

(d)    Vesting. Unless otherwise provided in the applicable Award Agreement or in any employment, offer letter, retention, change of control, severance or similar agreement with the Company or any Subsidiary, to the extent Stock Options vest and become exercisable in increments, such Stock Options shall cease vesting upon the termination of a Participant’s Active Status.

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(e)    Stock Appreciation Rights. Subject to the terms of this Plan, the Committee may grant Stock Appreciation Rights to Participants either in conjunction with, or independently of, any Stock Options granted under this Plan. A Stock Appreciation Right granted in conjunction with a Stock Option may be an alternative right wherein the exercise of the Stock Option terminates the Stock Appreciation Right to the extent of the number of shares of Common Stock purchased upon exercise of the Stock Option and, correspondingly, the exercise of the Stock Appreciation Right terminates the Stock Option to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Alternatively, a Stock Appreciation Right granted in conjunction with a Stock Option may be an additional right wherein both the Stock Appreciation Right and the Stock Option may be exercised. A Stock Appreciation Right may not be granted in conjunction with an Incentive Option under circumstances in which the exercise of the Stock Appreciation Right affects the right to exercise the Incentive Option or vice versa, unless the Stock Appreciation Right, by its terms, meets all of the following requirements:

(i) the Stock Appreciation Right will expire no later than the Incentive Option;

(ii) the Stock Appreciation Right may be for no more than the difference between the exercise price of the Incentive Option and the Fair Market Value of the shares of Common Stock subject to the Incentive Option at the time the Stock Appreciation Right is exercised;

(iii) the Stock Appreciation Right is transferable only when the Incentive Option is transferable, and under the same conditions;

(iv) the Stock Appreciation Right may be exercised only when the Incentive Option is eligible to be exercised; and

(v) the Stock Appreciation Right may be exercised only when the Fair Market Value of the shares of Common Stock subject to the Incentive Option exceeds the exercise price of the Incentive Option.

Each Award Agreement for a Stock Appreciation Right granted under this Plan shall designate the number of shares of Common Stock covered thereby, the strike price per share (which shall not be less than the Fair Market Value of a share of Common Stock as determined on the date of grant, except a Substitute Award), the date of grant (which may not be prior to the date of the Committee’s approval of the Award), the expiration date, and such other terms as determined by the Committee in its Discretion. The strike price shall be subject to adjustment in accordance with the provisions of Section 5.

Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive, without payment to the Company (except for applicable withholding taxes), an amount equal to the excess of or, in the Discretion of the Committee, a portion of the excess of (A) the then aggregate Fair Market Value of the number of shares of Common Stock with respect to which the Participant exercises the Stock Appreciation Right, over (B) the aggregate strike price of the applicable Stock Appreciation Rights so exercised. This amount shall be payable by the Company, in the Discretion of the Committee, in cash, in shares of Common Stock, in other property or any combination thereof.

(f)     Granting and Exercise of Stock Options and Stock Appreciation Rights. Subject to the provisions of this Section 8, each Stock Option and Stock Appreciation Right granted hereunder shall become vested and/or exercisable at any such time or times or in any such installments during the term of such Award as may be determined by the Committee in its Discretion and set forth in the Award Agreement. In addition, the Committee may, in its Discretion, condition the vesting of a Stock Option or Stock Appreciation Right on the attainment of one or more performance goals over a performance period prescribed by the Committee. A Participant may exercise a Stock Option or Stock Appreciation Right, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of a Stock Option, by payment for the shares of Common Stock in the manner prescribed in Section 8(c). No Participant shall have any of the rights of a shareholder of the Company in respect of the shares of Common Stock covered by a Stock Option or Stock Appreciation Right until the actual issuance of shares of Common Stock to said Participant, if any.

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(g)    Term of Stock Options and Stock Appreciation Rights. If not sooner terminated, each Stock Option and Stock Appreciation Right granted hereunder shall expire not more than 10 years from the date of the grant thereof; provided, however, that with respect to an Incentive Option granted to a Participant who as of the grant date owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or any parent or Subsidiary, such option shall expire not more than 5 years after the date of grant thereof.

Section 9. Restricted Stock or Restricted Stock Units. Subject to the terms of this Plan, the Committee, in its Discretion, may grant to Participants shares of Restricted Stock and/or Restricted Stock Units with respect to a specified number of shares of Common Stock. An Award Agreement for shares of Restricted Stock and all Restricted Stock Units granted to Participants under this Plan shall include the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

(a)    Restricted Period. At the time of such Award, there shall be established a Restricted Period, which period may differ among Participants and may have different expiration dates with respect to portions of shares or units covered by the same Award. In addition, the Committee may, in its Discretion, condition the vesting of Restricted Stock and/or Restricted Stock Units on the attainment of one or more performance goals over a performance period prescribed by the Committee.

(b)    Rights as a Shareholder. A Participant may be provided all of the rights of a shareholder in respect of shares of Restricted Stock including the right to vote the shares, subject to Section 15(g). A Participant shall have no ownership interest in shares of Common Stock with respect to which Restricted Stock Units are granted.

(c)    Vesting. Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested shares of Common Stock underlying Restricted Stock or Restricted Stock Units upon the termination of a Participant’s Active Status. To the extent that the Participant purchased the shares of Common Stock granted under such Restricted Stock or Restricted Stock Units and any such shares of Common Stock remain non-vested at the time the Participant’s Active Status terminates, the termination of Active Status shall cause an immediate sale of such non-vested shares of Common Stock to the Company at the original price per share of Common Stock paid by the Participant.

(d)    Settlement.

(i)     Restricted Stock. Shares of Restricted Stock granted under this Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of stock certificates. If stock certificates are issued in respect of shares of Restricted Stock, such certificates shall be registered in the name of the Participant, deposited with the Company or its designee, together with a stock power endorsed in blank, and, in the Discretion of the Committee, a legend shall be placed upon such certificates reflecting that the shares represented thereby are subject to restrictions against transfer and forfeiture. After the expiration of the Restricted Period applicable to the Restricted Stock (if applicable, after attainment of the applicable performance goals and approval by the Committee of such performance), the Company shall deliver to the Participant the stock certificates for such shares; provided that the Committee may determine instead that such shares shall be evidenced by book-entry registration. If stock certificates or book-entry registrations were previously issued for the shares and a legend had been placed on such certificate or book-entry registration, the Company shall cause such certificates or book-entry registrations to be reissued without the legend.

(ii)   Restricted Stock Units. After the expiration of the Restricted Period applicable to the Restricted Stock Units (if applicable, after attainment of the applicable performance goals and approval by the Committee of such performance), the Company shall pay to the Participant an amount equal to the then Fair Market Value of the shares to which the Restricted Stock Units relate. In the Discretion of the Committee, such amount may be paid in cash, Common Stock, other property or any combination thereof. If paid in Common Stock, the Company shall deliver to the Participant the stock certificates for such shares; provided that the Committee may determine instead that such shares shall be evidenced by book-entry registration.

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Section 10. Performance Stock and Performance Stock Units. Subject to the terms of this Plan, the Committee may grant to a Participant the right to earn Performance Stock and Performance Stock Units with respect to a specified number of shares of Common Stock. The terms in this Section 10 shall apply to other Awards as appropriate to the extent they are subject to the attainment of one or more performance goals. An Award Agreement for the Performance Stock and Performance Stock Units granted to Participants under this Plan shall include the following terms and conditions (and to such other terms and conditions prescribed by the Committee):

(a)    Performance Goals; Performance Period. The Participant’s right to earn Performance Stock and Performance Stock Units shall be subject to the attainment of one or more performance goals over a performance period prescribed by the Committee. In connection with any such Award, the performance goal, specific targets and other details of the performance goal applicable to such Award shall be established by the Committee in its Discretion. Performance goals with respect to a performance period may differ from Participant to Participant and from Award to Award. The Committee shall have the authority to make equitable adjustments to the performance goals as may be determined by the Committee, in its sole Discretion.

(b)    Rights as a Shareholder. A Participant shall have no ownership interest in shares of Common Stock with respect to which Performance Stock or Performance Stock Units are granted.

(c)    Vesting. Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested shares of Common Stock underlying Performance Stock or Performance Stock Units upon the termination of a Participant’s Active Status.

(d)    Settlement of Performance Stock and Performance Stock Units. Shares or cash shall be issued to a Participant (in whole or in part, as applicable) pursuant to an Award of Performance Stock or Performance Stock Units, respectively, only after (i) expiration of the performance period and attainment of the applicable performance goals, and (ii) approval by the Committee that the performance goals and any other material terms of the Award have been attained or satisfied. If the performance goals applicable to an Award of Performance Stock or Performance Stock Units has not been attained by the end of the performance period, either in whole or in part, the shares or units subject to the Award shall be forfeited and transferred back to the Company by the Participant, in whole or in part, as applicable (as required by the Award Agreement), without payment of any consideration by the Company. After attainment of the applicable performance goals and approval by the Committee pursuant to this Section 10(d), the Company shall pay to the Participant an amount equal to the then Fair Market Value of the shares or cash to which the Award of Performance Stock or Performance Stock Units, respectively, relate. In the Discretion of the Committee, such amount owing may be paid in cash, Common Stock, other property or any combination thereof. If paid in Common Stock, the Company shall deliver to the Participant stock certificates for such shares; provided that the Committee may determine instead that such shares shall be evidenced by book-entry registration.

Section 11. Other Stock-Based Awards. The Committee may grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as are deemed by the Committee, in its Discretion, to be consistent with the purposes of this Plan; provided, however, that such grants must comply with applicable law. Without limitation, the Committee may permit a Participant to make a current, outright purchase of shares of Common Stock, which shares may or may not be subject to any restrictions or conditions, for a price equal to, less than or greater than the then Fair Market Value of the shares, with the price payable by the Participant in such form and manner and at such time as determined by the Committee in its Discretion.

Section 12. Non-Employee Director Limit. Notwithstanding any provision to the contrary in this Plan or in any other agreement, plan, policy or program regarding the compensation of Non-Employee Directors, the sum of any cash compensation received by any individual for service as an Non-Employee Director and the grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of all Awards granted to such individual Non-Employee Director for service in such capacity shall not exceed $600,000 in any calendar year (the “Non-Employee Director Limit”).

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Section 13. Investment Purpose. If the Committee, in its Discretion, determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any acquisition of Common Stock hereunder and as a condition to the Company’s obligation to deliver certificates representing such shares, to execute and deliver to the Company a written statement in form satisfactory to the Committee, representing and warranting that the Participant’s acquisition of shares of Common Stock shall be for such Person’s own account, for investment and not with a view to the resale or distribution thereof and that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (a) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant under this Plan.

Section 14. No Rights to Continued Employment or Service. Nothing contained in this Plan or in any Award granted pursuant to this Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment or service as an Employee, Consultant, advisor or Director of the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such Person’s employment or service at any time with or without cause. Unless determined otherwise by the Committee, for purposes of this Plan and all Awards, (a) a Participant who transfers employment between the Company and its Subsidiaries, or between Subsidiaries, will not be considered to have ended employment; and (b) a Participant employed by a Subsidiary will be considered to have ended employment when such entity ceases to be a Subsidiary.

Section 15. General Provisions Applicable to Awards.

(a)    Minimum Vesting. Notwithstanding any other provision of this Plan to the contrary and subject to the immediately following proviso, any Awards that settle in shares of Common Stock (excluding, for this purpose, any (i) Substitute Awards and (ii) shares delivered in lieu of fully vested cash-denominated obligations) granted under this Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, however, that the Committee may grant Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of 5% of the shares of Common Stock subject to the Share Limit, as adjusted pursuant to Section 5(e). For purposes of Awards to Non-Employee Directors, such Award will be deemed to vest no earlier than the first anniversary of the date of grant of the Award if such Award vests on the earlier of (A) the date of the next annual meeting of shareholders (which date is at least 50 weeks after the immediately preceding year’s annual meeting of shareholders) and (B) the first anniversary of the date of grant. For the avoidance of doubt, this Section 15(a) shall not be construed to limit the Committee’s Discretion to provide for an Award to be Accelerated, or deem an Award to be earned, including in cases of death, Disability, Retirement, termination without cause or a Change of Control.

(b)    Transferability; Exercisability. Notwithstanding any other provision of this Plan to the contrary, no Award (other than Unrestricted Stock), and no right under any such Award, shall be assignable, alienable, saleable, pledged, hypothecated, encumbered or transferable by a Participant otherwise than by will or by the laws of descent and distribution, unless and to the extent the Committee uses its Discretion to allow a Participant to: (i) designate in writing a beneficiary to exercise the Award after the Participant’s death; or (ii) transfer an Award, provided that, unless approved by shareholders, in no event shall any Award be transferable for consideration or any Stock Option or Stock Appreciation Right (either granted independently or in tandem) be transferable to third-party financial institutions. Each Award, and each right under any Award, shall be exercisable during the lifetime of the Participant only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative.

(c)    Effect of Termination of Employment or Service. The Committee shall have the Discretion to determine and set forth in the Award Agreement, at the time an Award is made to a Participant or any time thereafter, the effect on the Award of the termination of the Participant’s employment or service with the Company and its Subsidiaries; provided, that if the Participant has in effect an employment, offer letter, retention, change of control, severance or similar agreement with the Company or any Subsidiary that determines the effect of such termination event on the Participant’s Awards, then such agreement shall take precedence over the terms of any Award Agreement. Unless otherwise provided in the applicable Award Agreement or in any employment, offer letter, retention, change of control, severance or similar agreement with the Company or any Subsidiary, vested Awards granted under this Plan shall expire, terminate or otherwise be forfeited as follows:

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(i) 3 months after the date the Company delivers a notice of termination of a Participant’s Active Status, other than in circumstances covered by (ii), (iii) or (iv) below;

(ii) immediately upon termination of a Participant’s Active Status for Misconduct;

(iii) 12 months after the date on which a Participant other than a Non-Employee Director ceased performing services as a result of such Participant’s total and permanent Disability; and

(iv) 12 months after the date on which the Participant ceased performing services as a result of Retirement, or after such Participant’s death.

Notwithstanding the foregoing subsections (i) through (iv) above, the Committee shall have the authority to extend the expiration date of any outstanding Nonqualified Option, or Stock Appreciation Right in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of any Nonqualified Option or Stock Appreciation Right beyond the date on which the Nonqualified Option or Stock Appreciation Right would have expired if no termination of the Employee’s Active Status had occurred).

(d)    Deferral. In its Discretion and subject to such terms and conditions as it may impose, the Committee may permit a Participant to elect to defer receipt of shares issuable pursuant to any Award to a time later than the time the cash or shares otherwise would be issued to the Participant; provided, that such deferral election complies with rules adopted by the Committee, which comply with, or are exempt from, the requirements of Section 409A of the Code. In such event, the Committee may, in its Discretion, provide for the payment by the Company of an additional amount representing interest at a reasonable rate or the actual rate of return on one or more predetermined specific investments, as determined by the Committee.

(e)    Recoupment, Clawback, Equity Holding or Stock Ownership Policies. Any Awards granted under this Plan and any amounts or benefits arising from such Awards, including but not limited to shares of Common Stock issued or cash paid pursuant to such Awards (including any dividends or distributions) or proceeds realized by the Participant (on a pre-tax basis) due to the sale or other transfer of shares of Common Stock issued pursuant to such Awards shall be subject to (i) any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and (ii) recoupment, clawback, equity holding, stock ownership or similar requirements law, regulation or listing standards applicable to the Company from time to time.

(f)     Offset. Subject to compliance with applicable law, the Company shall have the right to offset, from any amount payable or shares deliverable hereunder, any amount that the Participant owes to the Company or any Subsidiary without the consent of the Participant or any individual with a right to the Participant’s Award.

(g)    Dividends, Distributions and Equivalents.

(i) Stock Options and Stock Appreciation Rights. Prior to such issuance of shares of Common Stock in respect of Stock Options and Stock Appreciation Rights, no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Section 5(e). For the avoidance of doubt, subject to Section 5(e), the Committee shall not grant payments of shares or cash in connection with Stock Options and Stock Appreciation Rights that are equivalent to dividends declared and paid (i.e. dividend equivalents) on the shares of Common Stock underlying the Stock Options and Stock Appreciation Rights.

(ii)   Restricted Stock and Other Stock-Based Awards. A Participant may be provided all of the rights of a shareholder in respect of shares of Restricted Stock and Other Stock-Based Awards, including the right to receive dividends and distributions, if any.

(iii)  Restricted Stock Units, Performance Stock and Performance Stock Units. The Committee, in its Discretion, may provide that Restricted Stock Units, Performance Stock and Performance Stock Units shall earn dividend and distribution equivalents equal to the amount of dividends and distributions, if any, that are paid on that number of shares with respect to which such Awards are granted (subject to such terms, conditions, limitations and restrictions as the Committee may establish).

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(iv)   Restrictions on and Payments of Dividends, Distributions and Equivalents. Any dividends and distributions, or dividend and distribution equivalents, if any, shall be subject to the restrictions applicable to the original Award and, if any such dividends and distributions are paid in cash, such dividends and distributions shall be accumulated during the Restricted Period and performance period, if any (without interest), and (A) paid if and when, and only to the extent that, the applicable Award is earned and/or vested or (B) forfeited, if and when, and to the extent that, the applicable Award is forfeited prior to earning and/or vesting. Any dividend and distribution equivalent rights shall be paid in a manner that either complies with, or is exempt from, Section 409A of the Code.

Section 16. Change of Control. Notwithstanding any other provision of this Plan or any provision of an Award Agreement, in the event the Committee determines that there has been or will be a Change of Control of the Company, a Participant’s Awards shall be Accelerated as set forth below; provided, that if the Participant has in effect an employment, offer letter, retention, change of control, severance or similar agreement with the Company or any Subsidiary that determines the effect of Change of Control on the Participant’s Awards, then such agreement shall take precedence over the terms of the Award Agreement. Such treatment may (but not automatically) include, without limitation, the Accelerated vesting of Stock Options and Stock Appreciation Rights, release of restrictions applicable to Restricted Stock or Restricted Stock Units, or deeming Performance Stock, Performance Stock Units or other performance-based Awards to have been earned.

(a)    With respect to Non-Employee Directors, upon the occurrence of a Change of Control;

(b)    With respect to any Employee, upon the occurrence of a Change of Control as described in subsection (i) of the definition of “Change of Control”;

(c)    With respect to any Employee who Resigns for Good Reason or whose Active Status is terminated, within 1 year after a Change of Control as described in subsection (ii) or (iii) of the definition of “Change of Control”;

(d)    With respect to any Employee, upon the occurrence of a Change of Control described in subsection (iv) of the definition of “Change of Control,” provided that such Awards have not otherwise been assumed or an equivalent award substituted by such successor entity or a parent or subsidiary of such successor entity; and

(e)    With respect to any Employee who Resigns for Good Reason or whose Active Status is terminated, within 1 year after a Change of Control described in subsection (iv) of the definition of “Change of Control,” in connection with which each Award is assumed or an equivalent award substituted by the successor entity or a parent or subsidiary of such successor entity.

Section 17. Prohibition on Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Committee may not, without shareholder approval, (a) amend the terms of outstanding Stock Options or Stock Appreciation Rights to reduce the exercise price or strike price, respectively, (b) cancel any outstanding Stock Options or Stock Appreciation Rights in exchange for other Stock Options or Stock Appreciation Rights with an exercise price or strike price that is less than the exercise price or strike price of the original Stock Options or Stock Appreciation Rights, respectively, (c) cancel any outstanding Stock Options or Stock Appreciation Rights with an exercise price or strike price above the current Fair Market Value of a share of Common Stock in exchange for cash or another Award, or (d) take any other action that would be treated as a repricing under the rules of Nasdaq.

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Section 18. Tax Matters.

(a)    Withholding Payments. If, upon the grant, exercise, release of restrictions or settlement of or in respect of an Award, or upon any other event or transaction under or relating to this Plan, there shall be payable by the Company or a Subsidiary any amount for income or employment tax withholding, in the Committee’s Discretion, either the Company shall appropriately reduce the amount of Common Stock, cash or other property to be paid to the Participant or the Participant shall pay such amount to the Company or Subsidiary to enable it to pay or to reimburse it for paying such income or employment tax withholding. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by (i) electing to require the Participant to make a cash payment to the Company in an amount equal to any such withholding tax obligation at the time or at any time after such withholding tax obligation is due and payable, (ii) electing to have the amount of Common Stock delivered or deliverable by the Company in respect of an Award appropriately reduced, (iii) electing to tender Common Stock back to the Company subsequent to receipt of such Common Stock in respect of an Award or (iv) in the case of a Regulation T Stock Option Exercise, irrevocably instructing a stock broker to promptly deliver to the Company an amount (in addition to the Stock Option exercise price) equal to any withholding tax owing in respect of such Stock Option exercise from the proceeds of the stock broker’s sale of or loan against some or all of the shares. The Company or any of its Subsidiaries also shall have the right to (A) withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe or (B) defer issuance of Common Stock under this Plan until payment by the Participant to the Company or any of its Subsidiaries of the amount of any such tax. The amount withheld by the Company may not exceed the Participant’s total maximum statutory tax withholding obligations associated with the transaction.

(b)    Section 409A of the Code. It is intended that Awards granted under this Plan either be exempt from, or comply with, the requirements of Section 409A of the Code and the guidance and regulations issued thereunder and, accordingly, to the maximum extent permitted, this Plan and the Award Agreements shall be interpreted consistent with such intent. In the event that any 409A Award fails to comply with Section 409A of the Code, the Company may revise the terms of the 409A Award to correct such noncompliance to the extent permitted under any guidance, procedure or other method promulgated by the Internal Revenue Service now or in the future or otherwise available that provides for such correction as a means to avoid or mitigate any taxes, interest or penalties that would otherwise be incurred by the Participant on account of such noncompliance; provided, however, that in no event whatsoever shall the Company be liable for any additional tax, interest or penalty imposed upon or other detriment suffered by a Participant under Code Section 409A or damages for failing to comply with Section 409A of the Code. Notwithstanding anything to the contrary contained herein or in any Award Agreement, the payment or settlement of any 409A Award that would otherwise be payable or distributable upon the occurrence of a Change of Control, the Participant’s Disability or termination of employment or service, shall not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such event also constitutes a change of control within the meaning of Treas. Reg. §1.409A-3(i)(5), a disability within the meaning of Treas. Reg. §1.409A-3(i)(4), or a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h), respectively, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. This provision does not prohibit the vesting of any Award. If this provision prevents the payment or distribution of any amount or benefit, such payment or distribution shall be made on the next earliest payment or distribution date or event specified in the Award Agreement that is permissible under Section 409A of the Code. Notwithstanding anything else to the contrary in this Plan, to the extent that a Participant is a “specified employee” (as determined in accordance with the requirements of Section 409A of the Code), no payment on account of a Participant’s separation from service (determined in accordance with Treas. Reg. §1.409A-1(h)) in settlement of a 409A Award may be made before the date which is 6 months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

(c)    No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Section 409A of the Code shall be so exempt, (ii) any 409A Award intended to comply with Section 409A of the Code or Section 422 of the Code shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Subsidiary indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

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(d)    Participant Responsibilities. If a Participant shall dispose of shares of Common Stock acquired through exercise of an Incentive Option within either (i) 2 years after the date the Stock Option is granted or (ii) 1 year after the date the Stock Option is exercised (i.e., in a disqualifying disposition), such Participant shall notify the Company within 7 days of the date of such disqualifying disposition. In addition, if a Participant elects, under Section 83(b) of the Code, to be taxed at the time an Award of Restricted Stock (or other property subject to such Code section) is made, rather than at the time the Award vests, such Participant shall notify the Company within 7 days of the date the Participant makes such an election.

Section 19. Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 21.

In addition, if an Award is held by a Participant who is employed or residing in a foreign country and the amount payable or shares of Common Stock issuable under such Award would be taxable to the Participant under Section 457A of the Code in the year such Award is no longer subject to a substantial risk of forfeiture, then the amount payable or shares of Common Stock issuable under such Award shall be paid or issued to the Participant as soon as practicable after such substantial risk of forfeiture lapses (or, for Awards that are not considered nonqualified deferred compensation subject to Section 409A of the Code, no later than the end of the short-term deferral period permitted by Section 457A of the Code) notwithstanding anything in this Plan or the Award Agreement to contrary.

Section 20. Effectiveness of Plan. This Plan shall be effective on the date that the Company’s shareholders approve this Plan at the annual meeting of shareholders in accordance with applicable Nasdaq rules (the “Effective Date”). Awards may not be granted under this Plan prior to shareholder approval of this Plan.

Section 21. Termination, Duration and Amendments of Plan. This Plan may be abandoned or terminated at any time by the Board or Committee. Unless sooner terminated by the Board or Committee, this Plan shall terminate on the date 10 years after its approval by the Company’s shareholders, and no Awards may be granted thereafter. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board or Committee shall have the right, without approval of the shareholders of the Company, to amend or revise the terms of this Plan at any time; provided however, that no such amendment or revision shall (i) with respect to this Plan, increase the Share Limit or with respect to which Awards may be made to individual Participants (subject in each case, however, to the provisions of Section 5), materially change the class of Persons eligible to be Participants under this Plan, materially increase the benefits accruing to Participants under this Plan, or increase the Non-Employee Director Limit contained in Section 12 without approval or ratification of the shareholders of the Company; or (ii) with respect to an Award previously granted under this Plan, materially adversely affect the rights of any affected Participant under any such Award without the consent of such Participant, except (A) as otherwise specifically provided in this Plan or an Award Agreement, (B) to the extent any such amendment or revision is made to cause this Plan to comply with applicable law, Nasdaq rules and regulations or accounting or tax rules and regulations or (C) to the extent any such amendment or revision imposes any clawback or recoupment provisions with respect to any Awards (including any amounts or benefits arising from such Awards) adopted by the Company from time to time.

Section 22. General.

(a)    Compliance with Law. The granting of Awards and the issuance of shares of Common Stock hereunder shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required. No shares of Common Stock shall be issued or transferred pursuant to this Plan unless and until all legal requirements applicable to such issuance or transfer have, in the opinion of counsel to the Company, been complied with. In connection with any such issuance or transfer, the Person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect to such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

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(b)    Awards Outside of this Plan. Neither the adoption of this Plan nor the submission of this Plan to the Company’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

(c)    Other Benefit Plans or Arrangements. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of Participant’s compensation for purposes of determining the Participant’s benefits under any other benefit plans or arrangements provided by the Company or any affiliate, except where the Committee expressly provides otherwise in writing. Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section 22 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Awards hereunder held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment, provided that any such payment or benefit that is excluded from the coverage of Section 409A of the Code shall be reduced or eliminated prior to the reduction or elimination of any benefit that is related to a 409A Award.

(d)    Creditor Claims. The interests of any Participant under this Plan or any Award shall not be subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

(e)    Governing Law. This Plan, and all Awards made pursuant hereto, shall be governed by, construed, and administered in accordance with the laws of the State of California (regardless of the laws that might otherwise govern under applicable principles of choice of law or conflicts of laws of such jurisdiction or any other jurisdiction that would cause the application of the laws of any jurisdiction other than the State of California).

(f)     Rule 16b-3 Under the Exchange Act. It is the intent of the Company that Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Awards, for the exemption from liability provided in Rule 16b-3 promulgated under the Exchange Act. The Company shall have no liability to any Participant or other person for Section 16 consequences of Awards or events in connection with Awards if an Award or related event does not so qualify.

(g)    Successor Rules. References in this Plan to any law, rule or regulation shall include a reference to any corresponding rule (or number redesignation) of any amendments or restatements to such law, rule or regulation adopted after the Effective Date.

(h)    Headings. Headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

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(i)     Authority of Company. Nothing contained in this Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers.

(j)     Severability. If any provision of this Plan or any Award Agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award Agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award Agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award Agreement and such Award will remain in full force and effect.

(k)    Entire Agreement. This document is a complete statement of this Plan.

* * *

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0

CONSUMER PORTFOLIO SERVICES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of CONSUMER PORTFOLIO SERVICES, INC., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Consumer Portfolio Services, Inc. to be held at the offices of said corporation at 3800 Howard Hughes Parkway, Las Vegas, NV 89169, on November 19, 2025, at 10:00 a.m., and hereby appoints Charles E. Bradley, Jr. and Christopher Terry, and each of them, proxies and attorneys-in-fact, each with power of substitution and revocation, and each with all powers that the undersigned would possess if personally present, to vote the Consumer Portfolio Services, Inc. Common Stock of the undersigned at such meeting and any postponements or adjournments of such meeting, as set forth below.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

CONSUMER PORTFOLIO SERVICES, INC.

November 19, 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, proxy statement, proxy card, and any additional proxy materials are available at www.consumerportfolio.com/AnnualMeeting2025.html

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930303040000000000 3 111925

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, AND 4, AND "1 YEAR" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
5. To vote on an advisory resolution as to the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

6. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED "FOR ALL NOMINEES" LISTED FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, AND 4, AND "1 YEAR" FOR PROPOSAL 5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

CONSUMER PORTFOLIO SERVICES, INC.

November 19, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from outside the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING:
The Notice of Meeting, proxy statement, proxy card, and any additional proxy materials are available at www.consumerportfolio.com/AnnualMeeting2025.html

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20930303040000000000 3 111925

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" LISTED FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, AND 4, AND "1 YEAR" FOR PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
5. To vote on an advisory resolution as to the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐

6. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED "FOR ALL NOMINEES" LISTED FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, AND 4, AND "1 YEAR" FOR PROPOSAL 5. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS CARD.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.